February 25, 1996

Dear Shareholder:

  We are pleased to provide the 1995 Annual Report for INVESCO Advisor Funds and hope that you will take a few minutes to review the report which will give you additional perspective on the capital markets and how INVESCO manages your money. We are delighted to report strong results.
  As you know, effective January 15, 1996, The EBI Funds, Inc. became known as the INVESCO Advisor Funds, Inc. The INVESCO name is becoming more recognized in both institutional and individual investor circles. Additionally, the term "Advisor" underscores the important role played by brokers, planners and con-sultants. We hope you like our new name. The crucial elements for successful investing, however--the portfolio managers, investment disciplines and fund objectives--remain the same.
  The year 1995 enjoyed a near perfect confluence of economic variables. The economy continued to grow at a 3% pace, inflation remained under 3%, and cor-porate profits increased over 20%. This permitted the Federal Reserve to ease the money supply, resulting in a 2% decline in long term interest rates. This phenomenon has been described as a "Goldilocks" economy--not too hot, not too cold, but just right. As a consequence, the capital markets roared.
  This past year was the S&P 500's best since 1958 and the Dow's best since 1975. The Dow posted a record number of new highs (69) and its smallest cor-rection ever (3.3%). Throughout the year there has also been plenty of bullish news for bonds, and the Lehman Government Corporate Index rose by 19.3%. The INVESCO Advisor Funds participated fully in the good performance for 1995, as detailed in the portfolio commentaries which follow.
  Regardless of the asset class, it is INVESCO's goal to provide competitive results with below market levels of volatility. The INVESCO Advisor Equity Fund posted gains in excess of 30% last year. This performance was achieved without relying heavily on the high flying technology sector, and thus it was achieved with greater stability. The INVESCO Advisor Income Fund exceeded both the Lipper Fixed Income Average and the Lehman Government/Corporate Index in 1995. The fund was concentrated in U.S. Treasury issues, again indicative of our risk-averse approach.
  Our asset allocation disciplines, Flex and MultiFlex, both provided value-added relative to their respective benchmarks. In the INVESCO Advisor Flex Fund we favored stocks over bonds for all of 1995. Flex exceeded the Lipper Balanced Average for a one-year, three-year, and five-year periods. INVESCO Advisor MultiFlex Fund is a well-diversified approach encompassing six asset classes, all six of which outperformed their respective benchmarks last year. The MultiFlex allocation target at 12/31/95 was as follows: real estate secu-rities, 23.0%; small cap stocks, 22.6%; international stocks, 21.4%; large cap stocks, 20.3% and fixed income, 12.7%.
  The more specialized investment options--international stocks and real es-tate securities--turned in solid performance as well. The INVESCO Advisor In-ternational Value Fund benefited last year from its overweighting in the Euro-pean markets which were the best performing region in 1995. The fund's perfor-mance surpassed the EAFE (Europe, Australia, Far East) Index for the eight-month period (inception through 12/31/95). The INVESCO Real Estate Fund like-wise produced positive returns since its inception (5/1/95). In keeping with our disciplined approach to real estate investing, we constantly seek out un-dervalued assets while maintaining a diversified portfolio.
  In unusually strong markets, it is easy to become carried away with good performance and forget about risk levels. Sometimes it takes a difficult mar-ket to remind us that it is even more important to minimize losses in down markets than to outperform in up markets. Based on our heritage of handling very risk-averse institutional accounts, we will continue to follow our disci-plines which for 23 years have helped to provide consistent returns with a high degree of stability. By refusing to concentrate our portfolio in a few overpriced areas, INVESCO has worked to minimize the downside of corrections as the market returns to more normal relationships.
  Once again, let me say how much we appreciate the confidence which you have placed in INVESCO by allowing us to manage your investments in INVESCO Advisor Funds. If you have any questions at all, please call our Shareholder Services toll-free line at (800) 554-1156 or feel free to contact me directly.

Sincerely,

/s/ Hubert L. Harris, Jr.
-----------------------------
Hubert L. Harris, Jr.
President

INVESCO ADVISOR FLEX FUND

MARKET PERSPECTIVE
  The year 1995 was a record setting year for the financial markets and cre-ated substantial wealth for investors. The fourth quarter continued the strong advance of the first three with the S&P 500 up another 6.0% and the Lehman Government Corporate Index up 4.6%. For the year, these two market proxies were up 37.6% and 19.3%, respectively. Stocks, small to large, posted returns in excess of 30% for the year. Fixed income securities also leaped ahead with shorter maturities up over 11% and long bonds up in the neighborhood of 25%- 30%.

PORTFOLIO COMMENTS
  The INVESCO Advisor Flex Fund closed the year with a 27.3% return, an excep-tional result for a "balanced" fund as usually returns of this magnitude are experienced by more aggressive portfolios. INVESCO's Flex discipline adds value three ways: asset allocation, stock selection and maturity targeting. Each part of the investment process worked well throughout the year.
  The equity portion of the INVESCO Advisor Flex Fund was in line with the overall stock market. The best performing sectors for the fund during the fourth quarter were capital goods (+10.7%), utilities (+9.5%) and consumer staples (+8.7%). The top three stocks in the quarter were: Computer Associates (+34.8%), Eli Lilly (+25.9%), and Rite Aid (+22.9%). Manufacturing and processing(-4.2%), consumer discretionary (-1.6%), and finance (+2.7%) stocks were among the laggards. The Fund's long maturity bond profile has benefited performance throughout the year and this segment outperformed its benchmarks for the quarter and the year as a whole. Lastly, INVESCO's asset allocation has favored equities all year long. This has proven to be beneficial too, since stocks have outperformed bonds. At year end, the asset mix was 66% equi-ties with the remainder in fixed income securities.
  On the bond side, INVESCO Advisor Flex continues to emphasize intermediate maturities. There has been no change in the Fund's average maturity since Sep-tember 1994. With sanguine inflation and economic activity, interest rates have not seen upward pressure. Although the bond market has had a great rally since a year ago, the relationship between nominal interest rates and infla-tion is in line with historic averages. Our current policy of a targeted matu-rity of 12 years will remain in place until this relationship dips signifi-cantly below average or the Federal Reserve's monetary policy tightens.

                                   FLEX FUND
                           TOTAL RETURN PERFORMANCE*

                         [LOGO OF GRAPH APPEARS HERE]

            Invesco Advisor Flex Fund   Flex Benchmark     CPI      Treasury Bill   Lipper Balanced
---------------------------------------------------------------------------------------------------
4/1/88              25,000.00              25,000.00     25,000.00     25,000.00       25,000.00
  1988              26,113.00              26,925.00     25,790.50     26,248.74       26,990.00
  1989              30,620.00              33,532.00     26,875.00     28,534.86       32,307.03
  1990              30,105.00              34,086.00     28,731.81     30,835.66       32,520.26
  1991              37,571.00              42,539.00     29,546.13     32,594.58       40,920.24
  1992              40,472.00              45,772.00     30,444.78     33,757.60       43,886.96
  1993              44,713.00              50,528.00     31,245.04     34,836.08       49,021.73
  1994              45,000.00              50,214.00     32,066.80     36,385.41       47,801.09
  1995              57,285.00              65,258.11     32,910.88     38,503.04       59,564.94

 INVESCO Advisor Flex Fund's average annual total returns for the periods
 ------------------------------------------------------------------------
ended December 31, 1995 are:*
-----------------------------
               1 year: 27.30%; 3 years: 12.28%; 5 years: 13.73%;
               -------------------------------------------------
                         and, since inception: 11.05%
                         ----------------------------

The line graphs on this page, and hereafter, illustrate the value of a $25,000
------------------------------------------------------------------------------
investment in the INVESCO Advisor Funds, plus reinvested dividends and capital
------------------------------------------------------------------------------
gains distributions, for the periods through 12/31/95. (Of course, past per-
----------------------------------------------------------------------------
formance is not a guarantee of future returns.)* The charts and other total
---------------------------------------------------------------------------
return figures cited reflect each fund's operating expenses, but the indices
----------------------------------------------------------------------------
do not have expenses, which would, of course, have lowered their performance.
-----------------------------------------------------------------------------

INVESCO ADVISOR EQUITY FUND

MARKET PERSPECTIVE
  The year 1995 enjoyed a near perfect confluence of economic variables. The economy continued to grow at a 3% pace, inflation remained under 3% and corpo-rate profits increased over 20%. This permitted the Federal Reserve to reverse its position from one of tightening to one of ease, resulting in a 2% decline in long term interest rates. With little competition from interest bearing in-vestments, the stock market roared.
  The past year was the best for the S&P 500 since 1958 and the Dow Jones Industrials' best since 1975. The Dow posted a record number of new highs (69) and its smallest correction ever (3.3%). The last decade produced the highest ten-year return this century and includes the longest time without a correction of 10% or more.

PORTFOLIO COMMENTS
  The INVESCO Advisor Equity Fund returned 30.3% for 1995. Our strategy re-mains to maintain a well diversified, high quality portfolio with value char-acteristics. The advantage to our strategy is that when the market returns to more "normal" valuations, we tend to outperform. Considering how well the mar-kets have done over the past year, our concentration on risk control, diversi-fication and quality may prove to be valuable attributes in 1996.
  During the fourth quarter, capital goods and energy were the two best per-forming sectors in the fund, up 12.4% and 10.7%, respectively. Royal Dutch and Exxon led the energy sector while Computer Associates and Lockheed Martin were the best performing stocks in the capital goods sector. The worst performing sector was basic industry with all holdings having negative returns for the quarter.
  Having declined in value, the consumer cyclical stocks continue to represent good value; therefore, we remain overweighted in that sector. We are also overweighted in financials and underweighted in technology, energy, manufac-turing and processing and utilities. During the fourth quarter we sold Flem-ing, a food wholesaler and K Mart, and added Archer Daniels, a food processor and Circuit City. We also added to our existing positions in Russell Corp., Repsol and First Union.

                                  EQUITY FUND
                           TOTAL RETURN PERFORMANCE*

                        [LOGO OF CHART A APPEARS HERE]

                                                                               Lipper Growth &
          S&P 500   Invesco Advisor Equity Fund      CPI      Treasury Bill      Income Index
----------------------------------------------------------------------------------------------
1985      25,000.00           25,000.00           25,000.00      25,000.00         25,000.00
1986      25,079.04           26,939.94           25,285.92      26,584.02         29,410.00
1987      31,151.00           28,879.88           26,583.80      28,232.29         30,180.54
1988      36,325.36           32,928.83           27,612.32      30,239.70         35,724.71
1989      47,934.97           40,107.30           28,865.21      32,873.41         44,216.47
1990      46,449.09           38,607.38           30,859.53      35,524.04         41,563.48
1991      60,601.80           51,574.80           31,734.15      37,550.39         53,043.32
1992      65,219.80           54,071.33           32,699.34      38,890.24         58,151.39
1993      71,775.91           59,024.24           33,558.87      40,132.70         66,653.12
1994      72,700.12           60,612.17           34,441.48      41,917.59         66,199.88
1995      99,933.58           78,965.53           35,348.07      44,357.20         86,721.84

 INVESCO Advisor Equity Fund's average annual total returns for the periods
 --------------------------------------------------------------------------
ended December 31, 1995 are:*
-----------------------------
               1 year: 30.28%; 3 years: 13.45%; 5 years: 15.39%;
               -------------------------------------------------
                             and, 10 years: 12.19%
                             ---------------------

INVESCO ADVISOR MULTIFLEX FUND

MARKET PERSPECTIVE
  In addition to the robust returns of large cap stocks and bonds, the more specialized areas of small cap stocks, international stocks and real estate securities also posted solid gains for the year. Small cap stocks, as measured by the Russell 2000 Index, increased by 28.5%. International stocks showed a strong resurgence in the second half of 1995 and appreciated by 11.2% as mea-sured by the EAFE (Europe, Australia, Far East) Index. Additionally real es-tate securities rebounded with a 15.3% gain as measured by the NAREIT (Na-tional Association of Real Estate Investment Trusts) Index.

PORTFOLIO COMMENTS
  The total return for INVESCO Advisor MultiFlex continued to be solid, ad-vancing 21.6% for 1995. All of the asset classes performed above their bench-marks for the year. Large cap stocks had the best returns for the year, while international equities had the best performance versus the benchmark.
  The LARGE CAP portion of MultiFlex exceeded that of the S&P 500 for the year, aided by strong second half performance of many higher quality multina-tional companies. The INTERNATIONAL component returned 19.0% for the year, well ahead of the EAFE benchmark. INVESCO's overweighting in the more stable European markets was a significant contributing factor to the component's over performance, as the MSCI Europe Index rose by 22.2%, compared to a return of 3.0% by the MSCI Pacific Basin Index. For the year, the SMALL CAP component handily beat the benchmark, gaining 33.3% versus 28.5% for the Russell index. The REAL ESTATE portion of the fund outperformed the NAREIT Index for the year 16.1% versus 15.3%. Outperforming sectors for the quarter included office, in-dustrial and healthcare properties. Finally, the fixed income component of MultiFlex returned 19.6% for the year versus 18.4% for the benchmark. A slightly longer average maturity relative to the index was primarily responsi-ble for the portfolio's outperformance, as well as an underweighting in mort-gages, the worst performing sector.
  At year-end, MultiFlex was positioned 63% in the more specialized asset classes of international stocks, small cap stocks and real estate securities. The target asset allo-cation was: real estate, 23.0%; small cap, 22.6%; international, 21.4%; large cap, 20.3%; and fixed income, 12.7%.

                                MULTIFLEX FUND
                           TOTAL RETURN PERFORMANCE*

                         [LOGO OF GRAPH APPEARS HERE]

            Invesco Advisor
            MultiFlex Fund    S&P 500        CPI     Treasury Bill   MultiFlex Benchmark
----------------------------------------------------------------------------------------
11/15/93       25,000.00     25,000.00    25,000.00    25,000.00         25,000.00
   12/93       25,115.00     25,175.00    25,049.71    25,065.05         25,612.50
    3/94       24,489.64     24,225.90    25,174.98    25,273.73         25,497.24
    6/94       24,462.70     24,315.54    25,326.76    25,537.32         25,622.18
    9/94       24,929.94     25,509.43    25,555.42    25,832.16         26,160.25
   12/94       24,857.64     25,496.68    25,708.53    26,179.82         26,050.37
    3/95       25,695.34     27,985.15    25,915.32    26,572.24         27,154.91
    6/95       27,491.45     30,626.95    26,147.30    26,959.18         28,873.81
    9/95       29,105.19     33,061.79    26,253.35    27,333.02         30,536.95
   12/95       30,225.74     35,045.50    26,385.24    27,703.48         31,810.34

 INVESCO Advisor MultiFlex Fund's average annual total returns for the periods
 -----------------------------------------------------------------------------
ended December 31, 1995 are:*
-----------------------------
                  1 year: 21.58%; and, since inception: 9.54%
                  -------------------------------------------

INVESCO ADVISOR INTERNATIONAL VALUE FUND

MARKET PERSPECTIVE
  For the final three months of the year, the international stock markets maintained the recovery seen in the previous quarter, and the EAFE (Europe, Australia, Far East) Index appreciated by 11.2% for the year. The dominant theme for the European market was the progress by the individual European Com-munity members toward the criteria required for monetary union by the end of the decade. Interest rates moved lower across Europe, led by the Bundesbank, which responded to zero economic growth in the third quarter and below target monetary expansion by cutting the discount rate by 1/2% to 3%. This was the third reduction in 1995 and brings the rate to its lowest level since 1988. The most attractive markets were Switzerland, the Netherlands and Belgium.
  In the Asian market, Japan, the largest component of EAFE, moved back into favor in the fourth quarter after exhibiting weakness for most of the year. The authorities made further attempts to revitalize the economy by easing mon-etary policy. Regarding the other major Asian markets, Hong Kong languished for much of the quarter and Singapore began to break out of its previous nar-row trading range.

PORTFOLIO COMMENTS
  The INVESCO Advisor International Value Fund was initiated 5/1/95, following the same investment principles utilized for our institutional accounts since 1987. For the eight month period ended 12/31/95, the International Value Fund appreciated 11.3% compared to 5.9% for the EAFE Index for that same period. The fund benefited from an overweighting in the European markets as the MSCI Europe Index rose by 22.2% for the year versus a return of 3.0% for the MSCI Pacific Basin Index.
  Our emphasis is on constructing a portfolio of large and medium capitaliza-tion international securities which are statistically well diversified by both country and industry sectors. The portfolio is invested in twelve countries, and compared to the EAFE Index, we are overweighted in Australia, Denmark, the Netherlands, Spain, Sweden and Switzerland. The major underweighting continues to be Japan, which represents over 40% of the Index, but only 20% of the fund.

                           INTERNATIONAL VALUE FUND
                           TOTAL RETURN PERFORMANCE*

                         [LOGO OF GRAPH APPEARS HERE]

            Invesco Advisor International Value     EAFE         CPI     Treasury Bill
--------------------------------------------------------------------------------------
5/1/95                    25,000.00               25,000.00    25,000.00    25,000.00
  6/95                    25,537.50               25,180.00    25,073.73    25,117.28
  9/95                    26,400.67               26,232.52    25,175.42    25,465.58
 12/95                    27,818.38               27,294.94    25,301.90    25,810.73

  INVESCO Advisor International Value Fund's average annual total return for
  --------------------------------------------------------------------------
 the period ended December 31, 1995 is:*
 ---------------------------------------
                     since inception (May 1, 1995): 11.28%
                     -------------------------------------

INVESCO ADVISOR REAL ESTATE FUND

MARKET PERSPECTIVE
  Real estate securities staged a rally in December as a combination of higher than average yield spreads and strong underlying fundamentals proved enticing to many investors. For the fourth quarter REITs produced a 4.1% total return as measured by the NAREIT Equity Index. De-spite the strong December gain, real estate securities remain attractively priced relative to other equity market sectors and particularly on a yield spread basis compared to the 10-year US Treasury, where the month-end spread appears very attractive. Equity REITs provided investors with an attractive 15.3% total return in 1995.

PORTFOLIO COMMENTS

  The INVESCO Advisor Real Estate Fund showed a solid return of 9.1% since its inception at 5/1/95. Comparing REIT yields to those of the 10-year US Trea-sury, the current spread of 180 basis points is one of the widest in the past five years, indicating there is still good value for real estate securities.
  INVESCO's investment discipline continues to focus on sectors and companies that offer relatively high value in terms of rental income growth and, ulti-mately, funds from operations growth. Generally, those sectors currently of-fering the greatest value on this basis are office, industrial and self stor-age. Among individual issues Cali, Beacon and Koger were the top performing office issues and Shurgard outperformed among self storage issues.
  The fund continues to be well diversified geographically and by property type. Our objective is to participate in the faster growing regions while maintaining our risk averse approach and allowing our discipline to recognize undervalued property types. Over nine hundred properties are represented in the fund.

                               REAL ESTATE FUND
                           TOTAL RETURN PERFORMANCE*
                         [LOGO OF GRAPH APPEARS HERE]

           Invesco Advisor Real Estate Fund     NAREIT        CPI       Treasury Bill
--------------------------------------------------------------------------------------
05/1/95                25,000.00               25,000.00   25,000.00      25,000.00
06/95                  25,487.50               26,467.50   25,073.73      25,117.28
09/95                  26,410.15               27,711.47   25,175.42      25,465.58
12/95                  27,281.68               28,858.73   25,301.90      25,810.73

 INVESCO Advisor Real Estate Fund's average annual total returns for the pe-
 ---------------------------------------------------------------------------
riod ended December 31, 1995 is:*
---------------------------------
                     since inception (May 1, 1995): 9.12%
                     ------------------------------------

INVESCO ADVISOR INCOME FUND

MARKET PERSPECTIVE
  Bond yields fell another 1/2% in the fourth quarter making the decline in long-term interest rates almost 2% for all of 1995. The declining rate pattern propelled bond prices upward strongly throughout 1995, and resulted in returns of 4.7% for the quarter and 19.2% for the year in the Lehman Government/Corporate Index. This is the third highest annual return on record for the index and the best since 1985. Longer maturities were the best per-formers for the quarter and for the year. Corporates led sector performance, although long governments outperformed long corporates. Mortgage backed secu-rities trailed for the quarter and the year.
  Throughout the year there has been plenty of bullish news for bonds. Except for the third quarter, gross domestic product growth averaged only 2% on an annualized basis, and it appears there are few remaining sources of stimulus to drive the economy higher, which is good news for the bond market. Federal government deficits have fallen, and on the inflation front, which is always the biggest factor in the minds of bond investors, the news was good all year. The Producer Price Index did jump by 0.5% in November, but year-over-year the index is fairly steady at about 2%, and the Consumer Price Index year-over-year is less than 3%.

PORTFOLIO COMMENTS
  For the year the INVESCO Advisor Income Fund enjoyed a 21.1% return compared with 16.0% for the Lipper Income Fund Index and 19.2% for the Lehman Government/Corporte Index. Longer maturities accounted for the fund's success during 1995 as interest rates fell and bond prices rose substantially. Throughout 1995, the fund was overweighted in U.S. Treasuries, underweighted in corporates, and had a very small exposure to mortgage backed securities. Long government securities were the best performing single category for the year. Mortgages underperformed both government and corporate bonds.
  The Federal Reserve policy cycle for interest rates continued to point down in the fourth quarter as the Central Bank lowered its Fed Funds rate for the second time during

1995. Bond valuation levels, however, slipped below average, although not to levels low enough to trigger a change in maturity strategy. Relative sector values still favor Treasuries, but mortgage backed securities have become rea-sonably attractive as yield spreads have widened.

                                  INCOME FUND
                           TOTAL RETURN PERFORMANCE*
                          [LOGO OF GRAPH APPEARS HERE]


        Invesco Adviser Income Fund   LBG/CBI       CPI      Treasury Bill   Lipper Corp. BBE
---------------------------------------------------------------------------------------------
1985             25,000.00           25,000.00   25,000.00     25,000.00        25,000.00
1986             28,264.96           28,905.19   25,285.92     26,584.02        28,430.00
1987             28,010.68           29,567.19   26,538.80     28,232.29        29,135.06
1988             29,576.48           31,807.91   27,612.32     30,239.70        31,838.80
1989             32,276.81           36,337.18   28,865.21     32,873.41        35,172.32
1990             34,800.98           39,346.25   30,859.53     35,524.04        37,518.31
1991             39,137.33           45,692.50   31,734.15     37,550.39        43,873.92
1992             40,991.89           49,156.64   32,699.34     38,890.24        47,546.16
1993             44,021.23           54,509.48   33,558.87     40,132.70        53,632.07
1994             43,229.56           52,574.61   34,441.48     41,917.59        51,170.36
1995             52,359.65           62,689.96   35,348.07     44,357.20        60,401.49

 INVESCO Advisor Income Fund's average annual total returns for the periods
 --------------------------------------------------------------------------
ended December 31, 1995 are:
----------------------------
                1 year: 21.12%; 3 years: 8.50%; 5 years: 8.51%;
                -----------------------------------------------
                              and, 10 years: 7.67%
                              --------------------
  *Total return assumes reinvestment of dividends and capital gain distribu-
  --------------------------------------------------------------------------
tions. Past performance is not a guarantee of future results. Investment return
-------------------------------------------------------------------------------
and principal value will vary so that, when redeemed, an investor's shares may
------------------------------------------------------------------------------
be worth more or less than when purchased. The S&P 500 is an unmanaged index of
-------------------------------------------------------------------------------
common stocks considered representative of the broad market. The Lehman
-----------------------------------------------------------------------
Government/Corporate Index (LBG/CBI) is an unmanaged index considered represen-
-------------------------------------------------------------------------------
tative of the broad bond market. Consumer Price Index (CPI) is a representative
-------------------------------------------------------------------------------
index of inflation in the economy. European Australian, Far East (EAFE) index
-----------------------------------------------------------------------------
is an unmanaged index of stocks considered representative of foreign markets.
-----------------------------------------------------------------------------
National Association of Real Estate Investment Trust (NAREIT) is an unmanaged
-----------------------------------------------------------------------------
index of common stocks of all tax-qualified equity REITs listed on major U.S.
-----------------------------------------------------------------------------
exchanges or OTC. Lipper indices represent the average performance of similar
-----------------------------------------------------------------------------
funds, as tracked by Lipper Analytical Services. Flex Benchmark is 60% S&P 500
------------------------------------------------------------------------------
and 40% LBG/CBI. MultiFlex Benchmark is 20% S&P 500, 20% LBG/CBI, 20% Russell
-----------------------------------------------------------------------------
2000 Index (an index of the 2,000 smallest common stocks), 20% NAREIT and 20%
-----------------------------------------------------------------------------
EAFE.
----
INVESCO Advisor Funds, Inc.
STATEMENT OF INVESTMENT SECURITIES
December 31, 1995

-------------------------------------------------------------------------------
                                                         Shares or
                                                         Principal
Description                                               Amount      Value
-------------------------------------------------------------------------------
INVESCO ADVISOR FLEX FUND
COMMON STOCKS 66.17%
BASIC MATERIALS 3.37%
Alcan Aluminum Ltd......................................   75,000  $  2,334,375
Dow Chemical Co.........................................   60,000     4,222,500
Imperial Chemical Industries PLC, Sponsored ADR.........   65,000     3,038,750
Westvaco Corp...........................................  135,000     3,746,250
                                                                   ------------
                                                                     13,341,875
                                                                   ------------
CAPITAL GOODS 6.35%
Boeing Co...............................................   80,000     6,270,000
COMPAQ Computer Corp.*..................................   75,000     3,600,000
General Electric Co.....................................   75,000     5,400,000
Lockheed Martin Corp....................................   81,500     6,438,500
Snap-On Tools Corp......................................   75,000     3,393,750
                                                                   ------------
                                                                     25,102,250
                                                                   ------------
CONSUMER CYCLICAL 10.41%
Deluxe Corp.............................................  100,000     2,900,000
Ford Motor Co...........................................  175,000     5,075,000
Gannett Company, Inc....................................   60,000     3,682,500
K Mart Corp.............................................  200,000     1,450,000
Liz Claiborne, Inc......................................  125,000     3,468,750
McDonald's Corp.........................................  110,000     4,963,750
Melville Corp...........................................  110,000     3,382,500
Penney (J.C.) Co., Inc. ................................   75,000     3,571,875
Rite-Aid Corp...........................................  125,000     4,281,250
Tandy Corp..............................................   75,000     3,112,500
VF Corp.................................................  100,000     5,275,000
                                                                   ------------
                                                                     41,163,125
                                                                   ------------
CONSUMER STAPLES 13.30%
Abbott Laboratories.....................................  100,000     4,175,000
American Brands, Inc....................................  110,000     4,908,750
American Home Products Corp.............................   60,000     5,820,000
Anheuser-Busch Cos., Inc................................   85,000     5,684,375
Columbia/HCA Healthcare, Inc. ..........................  100,000     5,075,000
Fleming Companies, Inc..................................  100,000     2,062,500
Heinz (H.J.) Co.........................................  150,000     4,968,750
Lilly (Eli) & Co........................................  100,000     5,625,000
Philip Morris Cos., Inc.................................   65,000     5,882,500
SuperValu, Inc..........................................   87,000     2,740,500
Unilever N.V............................................   40,000     5,630,000
                                                                   ------------
                                                                     52,572,375
                                                                   ------------

-------------------------------------------------------------------------------
                                                         Shares or
                                                         Principal
Description                                               Amount      Value
-------------------------------------------------------------------------------
INVESCO ADVISOR FLEX FUND (CONTINUED)

DIVERSIFIED 5.98%
DuPont (E.I.) de Nemours & Co...........................   60,000  $  4,192,500
Hanson PLC, Sponsored ADR...............................  250,000     3,812,500
Minnesota Mining & Manufacturing Co.....................   70,000     4,637,500
National Service Industries, Inc........................   75,000     2,428,125
Norsk Hydro, Sponsored ADR..............................   50,000     2,093,750
Phelps Dodge Corp.......................................   50,000     3,112,500
Textron, Inc............................................   50,000     3,375,000
                                                                   ------------
                                                                     23,651,875
                                                                   ------------
ENERGY 3.02%
Amoco Corp..............................................   50,000     3,593,750
Repsol, Sponsored ADR...................................  125,000     4,109,375
Royal Dutch Petroleum Co................................   30,000     4,233,750
                                                                   ------------
                                                                     11,936,875
                                                                   ------------
FINANCE 12.78%
American General Corp...................................   80,000     2,790,000
Dun & Bradstreet Corp...................................   65,000     4,208,750
First Chicago NBD Corp..................................  190,000     7,505,000
First of America Bank Corp..............................  100,000     4,437,500
First Union Corp........................................   88,000     4,895,000
Marsh & McLennan Companies, Inc.........................   50,000     4,437,500
Morgan Stanley Group, Inc...............................   50,000     4,031,250
NationsBank Corp........................................   75,000     5,221,875
Ohio Casualty Corp......................................  110,000     4,262,500
SAFECO Corp.............................................  120,000     4,140,000
Wachovia Corp...........................................  100,000     4,575,000
                                                                   ------------
                                                                     50,504,375
                                                                   ------------
TECHNOLOGY 4.37%
Computer Associates International, Inc..................  120,000     6,825,000
Hewlett-Packard Co......................................   70,000     5,862,500
International Business Machines Corp....................   50,000     4,587,500
                                                                   ------------
                                                                     17,275,000
                                                                   ------------
TRANSPORTATION & SERVICES 0.82%
Browning-Ferris Industries, Inc.........................  110,000     3,245,000
                                                                   ------------
UTILITIES 5.77%
NYNEX Corp..............................................   80,000     4,320,000
SCEcorp.................................................  250,000     4,437,500
Telefonica de Espana, Sponsored ADR.....................   75,000     3,140,625
Telefonos de Mexico, "L" Sponsored ADR                    110,000     3,506,250
Texas Utilities Co......................................  100,000     4,112,500
Unicom Corp.............................................  100,000     3,275,000
                                                                   ------------
                                                                     22,791,875
                                                                   ------------
TOTAL COMMON STOCKS
 (Cost $191,983,877)....................................            261,584,625
                                                                   ------------

--------------------------------------------------------------------------------
                                                         Shares or
                                                         Principal
Description                                               Amount       Value
--------------------------------------------------------------------------------
PREFERRED STOCKS 0.97%
TRANSPORTATION & SERVICES 0.97%
Illinois Central Corp. (Cost $3,832,284)...............     100,000 $  3,837,500
                                                                    ------------
TOTAL COMMON & PREFERRED STOCKS
 (Cost $195,816,161)...................................              265,422,125
                                                                    ------------
FIXED INCOME SECURITIES 28.39%
U.S. GOVERNMENT OBLIGATIONS 24.55%
U.S. TREASURY NOTES
 7.375%, 05/15/1996....................................   2,500,000    2,519,533
 5.500%, 07/31/1997....................................   4,000,000    4,018,748
 8.250%, 07/15/1998....................................   2,000,000    2,140,624
 7.125%, 10/15/1998....................................   5,000,000    5,239,065
 8.875%, 02/15/1999....................................   4,250,000    4,685,625
 6.375%, 07/15/1999....................................   5,000,000    5,167,185
 8.750%, 08/15/2000....................................   8,000,000    9,090,000
 7.875%, 08/15/2001....................................   9,000,000   10,063,125
 9.375%, 02/15/2006....................................   4,250,000    5,467,888
 9.250%, 02/15/2016....................................  15,000,000   20,629,680
 8.125%, 08/15/2019....................................  12,000,000   15,090,000
 7.250%, 08/15/2022....................................   7,000,000    8,104,691
                                                                    ------------
                                                                      92,216,164
                                                                    ------------
U.S. TREASURY STRIPS PO*
 0.000%, 08/15/2014....................................  15,000,000    4,803,600
                                                                    ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
 (Cost $85,012,062)....................................               97,019,764
                                                                    ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS 1.23%
GOVERNMENT NATIONAL MORTGAGE ASSN.
6.500%, 10/15/2008 Pool #354668........................   1,642,019    1,657,413
7.000%, 10/15/2008 Pool #372807........................   1,472,046    1,505,628
6.000%, 11/15/2008 Pool #365945........................   1,713,952    1,702,168
                                                                    ------------
                                                                       4,865,209
                                                                    ------------
TOTAL U.S. GOVERNMENT AGENCY
 OBLIGATIONS
 (Cost $4,960,906).....................................                4,865,209
                                                                    ------------
CORPORATE BONDS 2.61%
FINANCE 1.03%
Associates Corp., North America, 4.750%, 08/01/1996....   1,500,000    1,493,913
NationsBank Corp.,5.375%, 04/15/2000...................   1,550,000    1,524,009
National City Corp.,
 7.200%, 05/15/2005....................................   1,000,000    1,065,262
                                                                    ------------
                                                                       4,083,184
                                                                    ------------
INDUSTRIAL 1.05%
Conagra, Inc., 9.750%, 11/01/1997......................   1,000,000    1,069,051

-------------------------------------------------------------------------------
                                                        Shares or
                                                        Principal
Description                                               Amount      Value
-------------------------------------------------------------------------------
INVESCO ADVISOR FLEX FUND (CONTINUED)

Ford Motor Co., 7.500%, 11/15/1999.....................    750,000 $    792,207
Rockwell International, Inc.,
 6.625%, 06/01/2005....................................  1,500,000    1,558,496
Wal Mart Stores, Inc.,
 5.500%, 03/01/1998....................................    750,000      749,419
                                                                   ------------
                                                                      4,169,173
                                                                   ------------
UTILITIES 0.53%
Pennsylvania Power & Light Co.,
 6.550%, 03/01/2006....................................  1,900,000    1,929,399
Union Electric Co.,
 6.750%, 10/15/1999....................................    150,000      154,757
                                                                   ------------
                                                                      2,084,156
                                                                   ------------
TOTAL CORPORATE BONDS
 (Cost $10,178,457)....................................              10,336,513
                                                                   ------------
TOTAL FIXED INCOME SECURITIES
 (Cost $100,151,425)...................................             112,221,486
                                                                   ------------
SHORT TERM INVESTMENTS 4.47%
COMMERCIAL PAPER 2.53%
DuPont (E.I.) de Nemours and Co.
 5.720%, 01/12/1996....................................  5,000,000    4,992,055
Gannett Company, Inc.
 5.720%, 01/19/1996....................................  5,000,000    4,986,494
                                                                   ------------
                                                                      9,978,549
                                                                   ------------
OTHER SECURITIES 1.94%
United Missouri Bank, Money Market Fiduciary 4.680%....  7,685,987    7,685,987
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS
 (Cost $17,664,536)....................................              17,664,536
                                                                   ------------
TOTAL INVESTMENTS
 (100.00%) (Cost $313,632,122).........................            $395,308,147
                                                                   ============
*Security is non-income producing.

INVESCO ADVISOR EQUITY FUND
---------------------------
COMMON STOCKS 96.74%
BASIC MATERIALS 3.73%
Akzo N.V. ADR..........................................     13,800 $    800,400
Imperial Chemical Industries PLC, Sponsored ADR........     33,200    1,552,100
Nalco Chemical Co......................................     21,000      632,625
Westvaco Corp..........................................     45,000    1,248,750
                                                                   ------------
                                                                      4,233,875
                                                                   ------------

-------------------------------------------------------------------------------
                                                         Shares or
                                                         Principal
Description                                               Amount      Value
-------------------------------------------------------------------------------
CAPITAL GOODS 9.83%
Automatic Data Processing, Inc..........................   13,000  $    965,250
Boeing Co...............................................   28,400     2,225,850
Emerson Electric Co.....................................   12,000       981,000
Lockheed Martin Corp....................................   35,860     2,832,940
Pitney Bowes, Inc.......................................   25,700     1,207,900
Raytheon Co.............................................   39,400     1,861,650
WMX Technologies, Inc...................................   36,000     1,075,500
                                                                   ------------
                                                                     11,150,090
                                                                   ------------
CONSUMER CYCLICAL 14.81%
Circuit City Stores, Inc................................   54,000     1,491,750
Cooper Tire and Rubber Co...............................   52,000     1,280,500
Disney (Walt) Co........................................   30,400     1,793,600
Donnelley (R.R.) & Sons Co..............................   30,000     1,181,250
Ford Motor Co...........................................   45,716     1,325,752
Gannett Company, Inc................. ..................   21,000     1,288,875
Maytag Corp.............................................   86,900     1,759,725
McDonald's Corp.........................................   53,400     2,409,675
Penney ( J. C.) Co., Inc................................   40,000     1,905,000
Russell Corp............................................   56,000     1,554,000
Shaw Industries, Inc....................................   54,500       803,875
                                                                   ------------
                                                                     16,794,002
                                                                   ------------
CONSUMER STAPLES 25.17%
Abbott Laboratories.....................................   50,400     2,104,200
American Home Products Corp.............................   21,000     2,037,000
Anheuser-Busch Cos., Inc................................   23,200     1,551,500
Archer-Daniels-Midland Co...............................   70,000     1,260,000
Columbia/HCA Healthcare, Inc............................   46,800     2,375,100
Giant Food, Inc., Cl. A.................................   59,000     1,858,500
Heinz (H.J.) Co.........................................   58,350     1,932,844
Lilly (Eli) & Co........................................   50,000     2,812,500
Merck & Co., Inc........................................   41,900     2,754,925
PepsiCo, Inc............................................   35,000     1,955,625
Philip Morris Cos., Inc.................................   25,000     2,262,500
Schering-Plough Corp....................................   15,600       854,100
Tyson Foods, Inc., Cl. A................................   46,000     1,201,750
UST, Inc................................................   54,000     1,802,250
Warner Lambert Co.......................................   18,300     1,777,387
                                                                   ------------
                                                                     28,540,181
                                                                   ------------
DIVERSIFIED 6.41%
General Electric Co.....................................   29,000     2,088,000
Hanson PLC ADR..........................................  111,000     1,692,750
Minnesota Mining & Manufacturing Co.....................   20,000     1,325,000
Textron, Inc............................................   32,000     2,160,000
                                                                   ------------
                                                                      7,265,750
                                                                   ------------

-------------------------------------------------------------------------------
                                                         Shares or
                                                         Principal
Description                                               Amount      Value
-------------------------------------------------------------------------------
INVESCO ADVISOR EQUITY FUND (CONTINUED)

ENERGY 6.71%
Amoco Corp..............................................    24,600 $  1,768,125
Exxon Corp..............................................    22,000    1,762,750
Repsol, Sponsored ADR...................................    60,000    1,972,500
Royal Dutch Petroleum Co................................    14,900    2,102,763
                                                                   ------------
                                                                      7,606,138
                                                                   ------------
FINANCE 16.43%
American General Corp...................................    52,000 $  1,813,500
American International Group, Inc.......................    23,100    2,136,750
Boatmen's Bancshares, Inc...............................    35,000    1,430,625
Dun & Bradstreet Corp...................................    40,000    2,590,000
First Chicago NBD Corp..................................    53,800    2,125,100
First of America Bank Corp..............................    40,000    1,775,000
First Union Corp........................................    30,000    1,668,750
General RE Corp.........................................     4,400      682,000
Jefferson-Pilot Corp....................................    24,000    1,116,000
MBIA, Inc...............................................     7,000      525,000
Morgan Stanley Group, Inc...............................    18,500    1,491,563
SAFECO Corp.............................................    37,000    1,276,500
                                                                   ------------
                                                                     18,630,788
                                                                   ------------
TECHNOLOGY 6.74%
COMPAQ Computer Corp.*..................................    21,000    1,008,000
Computer Associates International, Inc..................    46,500    2,644,688
Hewlett-Packard Co......................................    28,000    2,345,000
International Business Machines Corp....................    18,000    1,651,500
                                                                   ------------
                                                                      7,649,188
                                                                   ------------
TRANSPORTATION & SERVICES 0.93%
Hunt (J.B.) Transport Services, Inc.....................    63,250    1,059,437
                                                                   ------------
UTILITIES 5.98%
CINergy Corp............................................    61,000    1,868,125
Southern New England Telecommunications Corp............    60,000    2,385,000
Telefonos de Mexico, "L" Sponsored ADR..................    40,800    1,300,500
Texas Utilities Co......................................    30,000    1,233,750
                                                                   ------------
                                                                      6,787,375
                                                                   ------------
TOTAL COMMON STOCKS
 (Cost $80,446,044).....................................            109,716,824
                                                                   ------------
SHORT TERM INVESTMENTS 3.26%
COMMERCIAL PAPER 1.76%
MetLife Funding, Inc.
 5.680%, 01/10/1996 (Cost $1,997,476)................... 2,000,000    1,997,476

--------------------------------------------------------------------------------
                                                          Shares or
                                                          Principal
Description                                                Amount      Value
--------------------------------------------------------------------------------
OTHER SECURITIES 1.50%
United Missouri Bank, Money Market Fiduciary 4.680%...... 1,703,555 $  1,703,555
                                                                    ------------
TOTAL SHORT TERM INVESTMENTS
 (Cost $3,701,031).......................................              3,701,031
                                                                    ------------
TOTAL INVESTMENTS
(100.00%) (Cost $84,147,075).............................           $113,417,855
                                                                    ============
*Security is non-income producing.

INVESCO ADVISOR MULTIFLEX FUND
------------------------------
COMMON STOCKS 80.78%
LARGE CAPITALIZATION EQUITIES 17.87%
Abbott Laboratories......................................    13,400 $    559,450
American General Corp....................................    14,500      505,688
American Home Products Corp..............................     5,500      533,500
American International Group, Inc........................     5,550      513,375
Archer-Daniels-Midland Co................................    25,000      450,000
Atlantic Richfield Co....................................     3,900      431,925
Boatmen's Bancshares, Inc................................    14,100      576,337
Boeing Co................................................     3,400      266,475
Bristol-Myers Squibb Co..................................     7,500      644,063
CINergy Corp.............................................    18,000      551,250
Circuit City Stores, Inc.................................     9,900      273,487
Columbia/HCA Healthcare, Inc.............................    12,619      640,414
COMPAQ Computer Corp.*...................................     5,100      244,800
Computer Associates International, Inc...................     5,400      307,125
Cooper Tire and Rubber Co................................    13,100      322,588
Detroit Edison Co........................................    12,000      414,000
Disney (Walt) Co.........................................     9,600      566,400
Dow Chemical Co..........................................     8,100      570,037
Dun & Bradstreet Corp....................................     9,500      615,125
Emerson Electric Co......................................     6,200      506,850
Exxon Corp...............................................     7,000      560,875
Federal National Mortgage Assn...........................     5,200      645,450
First Chicago NBD Corp...................................     9,300      367,350
Fleming Companies, Inc...................................     9,000      185,625
Ford Motor Co............................................    18,400      533,600
Gannett Company, Inc.....................................     5,000      306,875
General Electric Co......................................     8,000      576,000
General RE Corp..........................................     1,800      279,000
Great Lakes Chemical Corp................................     5,000      360,000
Heinz (H.J.) Co..........................................    15,000      496,875
Hewlett-Packard Co.......................................     8,200      686,750
Johnson & Johnson........................................     7,900      676,438
Kimberly-Clark Corp......................................     4,500      372,375
Lilly (Eli) & Co.........................................    10,800      607,500
Lockheed Martin Corp.....................................     8,116      641,164

-------------------------------------------------------------------------------
                                                         Shares or
                                                         Principal
Description                                               Amount      Value
-------------------------------------------------------------------------------
INVESCO MULTIFLEX FUND (CONTINUED)

Manor Care, Inc.........................................  11,700   $    409,500
Marsh & McLennan Companies, Inc.........................   5,000        443,750
McDonald's Corp.........................................  16,000        722,000
Merck & Co., Inc........................................  12,300        808,725
Minnesota Mining & Manufacturing Co.....................  10,000        662,500
Morgan Stanley Group, Inc...............................   6,700        540,187
Norfolk Southern Corp...................................   3,500        277,813
Penney (J.C.) Co., Inc..................................  10,700        509,587
PepsiCo, Inc............................................  11,000        614,625
Philip Morris Cos., Inc.................................   7,500        678,750
Pitney Bowes, Inc.......................................  14,000        658,000
Raytheon Co.............................................  14,000        661,500
Royal Dutch Petroleum Co................................   6,000        846,750
Russell Corp............................................   5,100        141,525
SAFECO Corp.............................................  16,000        552,000
Schering-Plough Corp....................................  12,800        700,800
Schweitzer-Mauduit International, Inc.*.................     450         10,406
Shaw Industries, Inc....................................  26,000        383,500
Southern New England Telecommunications Corp............  17,000        675,750
Texas Utilities Co......................................  11,000        452,375
Textron, Inc............................................  10,000        675,000
Toys "R" Us, Inc.*......................................   9,000        195,750
Tyson Foods, Inc., Cl. A................................  15,000        391,875
Vulcan Materials Co.....................................   6,400        368,800
Wachovia Corp...........................................  10,000        457,500
Westvaco Corp...........................................  18,000        499,500
Whirlpool Corp..........................................  11,500        612,375
WMX Technologies, Inc...................................  18,300        546,713
                                                                   ------------
                                                                     31,286,322
                                                                   ------------
SMALL CAPITALIZATION EQUITIES 19.31%
Acuson Corp.*...........................................   5,300         65,588
ACX Technologies, Inc.*.................................  10,200        154,275
Advanced Technology Laboratories, Inc...................   8,300        203,350
AGCO Corp...............................................   4,050        206,550
Airborne Freight Corp...................................   1,400         37,275
Alaska Air Group, Inc.*.................................   9,200        149,500
Albank Financial Corp...................................  13,200        396,000
Alberto-Culver Co., Cl. B...............................   4,900        168,437
Alex. Brown, Inc........................................     700         29,400
Alexander's, Inc.*......................................     300         20,850
Alpharma, Inc., Cl. A...................................   4,000        104,500
American Annuity Group, Inc.............................  10,600        125,875
American Bankers Insurance Group, Inc...................   3,200        124,800
AMSCO International, Inc.*..............................  16,200        240,975
Ann Taylor Stores Corp.*................................     400          4,100
Apple South, Inc........................................   2,850         61,275
Applebee's International, Inc...........................   1,000         22,750
Aptargroup, Inc.........................................   3,500        130,813

-------------------------------------------------------------------------------
                                                         Shares or
                                                         Principal
Description                                               Amount      Value
-------------------------------------------------------------------------------
Arctco, Inc.............................................     800   $     10,400
Arrow Electronics, Inc..................................     262         11,299
Astoria Financial Group Corp.*..........................   3,000        136,875
Augat, Inc..............................................   1,900         32,537
Autocam Corp.*..........................................     882         12,348
Baldor Electric Co......................................   3,150         63,394
Banta Corp..............................................   3,000        132,000
Bergen Brunswig Corp., Cl. A............................   4,800        119,400
Berkley (W.R.) Corp.....................................   2,300        123,625
Berry Petroleum Co., Cl. A..............................   6,400         64,800
BHC Financial, Inc......................................  11,600        208,800
Bio-Rad Laboratories, Inc., Cl. A*......................   8,000        340,000
Borg-Warner Automotive, Inc.............................   1,000         32,000
California Bancshares, Inc..............................  10,900        289,531
California Federal Bank*................................   9,700        152,775
Camco International, Inc................................   7,700        215,600
Canandaigua Wine Co., Inc., Cl. A*......................   6,100        199,012
Carlisle Cos., Inc......................................   2,700        109,013
Carpenter Technology Corp...............................   5,600        230,300
Casey's General Stores, Inc.............................     600         13,125
Castle Energy Corp......................................   2,000         17,844
CCB Financial Corp......................................   2,500        138,750
Cellular Communications, Inc., Cl. A*...................   7,800        388,050
Central Maine Power Co..................................  16,000        230,000
Central Newspapers, Inc., Cl. A.........................   6,400        200,800
Centura Banks, Inc......................................   3,200        112,400
Chefs International, Inc.*..............................     400            112
Chesapeake Corp.........................................   5,100        151,088
Chesapeake Energy Corp.*................................     750         24,938
Chittenden Corp.*.......................................   4,400        140,800
Chris-Craft Industries, Inc.*...........................   2,884        124,733
CILCORP, Inc............................................   1,700         72,037
Citizens Corp...........................................   6,800        126,650
Clear Channel Communications, Inc.*.....................   2,200         97,075
Cleveland-Cliffs, Inc...................................   8,600        352,600
Cognex Corp.*...........................................   9,600        333,600
Colonial Data Technologies Corp.*.......................  13,700        280,850
Comair Holdings, Inc....................................   5,600        150,500
Commerce Bancorp, Inc...................................     800         17,700
Commerce Group, Inc.....................................   2,300         47,438
Commonwealth Energy Systems.............................   5,200        232,700
CompUSA, Inc.*..........................................   7,500        233,438
Conner Peripherals, Inc.*...............................   4,400         92,400
Consolidated Stores Corp.*..............................  11,500        250,125
COR Therapeutics, Inc.*.................................  21,200        177,550
Corvel Corp.*...........................................     700         26,688
CPI Corp................................................  10,000        160,000
Credence Systems Corp.*.................................   7,200        164,700
Cullen/Frost Bankers, Inc...............................   2,000        100,000
Cytec Industries, Inc.*.................................     400         24,950
Dallas Semiconductor Corp...............................  23,200        481,400

-------------------------------------------------------------------------------
                                                         Shares or
                                                         Principal
Description                                               Amount      Value
-------------------------------------------------------------------------------
INVESCO MULTIFLEX FUND (CONTINUED)

Davidson & Associates, Inc.*............................     800   $     17,600
Deposit Guaranty Corp...................................   2,400        106,800
Devon Group, Inc........................................   3,700        107,531
Dime Bancorp, Inc.......................................   5,200         60,450
E. W. Blanch Holdings, Inc..............................   3,800         88,825
Electroglas, Inc.*......................................   6,800        166,600
Fibreboard Corp.........................................   5,000        111,875
FINOVA Group, Inc.......................................   5,400        260,550
First Commercial Corp...................................   5,564        183,612
First Financial Corp. Wisc..............................   4,900        112,700
First Michigan Bank Corp................................   9,450        262,238
First Midwest Bancorp, Inc..............................   2,000         57,750
Fremont General Corp....................................   4,620        169,785
G & K Services, Inc., Cl. A.............................   1,050         26,775
Giant Industries, Inc.*.................................     900         11,025
Gibson Greetings, Inc...................................   1,400         22,400
Global Marine, Inc.*....................................  16,000        140,000
GoodMark Foods, Inc.....................................   3,400         60,350
Grey Advertising, Inc...................................     200         40,000
Gymboree Corp.*.........................................   1,000         20,625
Harman International Industries, Inc....................   2,205         88,475
Harnischfeger Industries, Inc...........................   7,100        236,075
Haverty Furniture Cos., Inc.............................     100          1,388
Helene Curtis Industries, Inc...........................   2,500         79,062
Heritage Media Corp., Cl. A*............................  16,800        430,500
Hondo Oil & Gas Co.*....................................   3,000         41,625
Horace Mann Educators Corp..............................   3,700        115,625
Horizon Healthcare Corp.*...............................   1,100         27,775
IDEX Corp.*.............................................   1,350         55,350
IES Industries, Inc.....................................   8,800        233,200
Illinois Central Corp...................................   7,000        268,625
Imperial Credit Industries, Inc.........................   3,900         84,825
Infinity Broadcasting Corp., Cl. A*.....................   2,850        106,163
Input/Output, Inc.*.....................................   1,000         57,750
Insurance Auto Auctions, Inc.*..........................   1,000         10,750
Inter Regional Financial Group, Inc.*...................  14,550        367,388
International Multifoods Corp...........................  11,600        233,450
Interstate Power Co.....................................   9,300        309,225
InterVoice, Inc.*.......................................   6,800        129,200
Invacare Corp...........................................   2,600         65,650
J & L Specialty Steel, Inc..............................  10,900        204,375
Just For Feet, Inc.*....................................  10,400        371,800
K N Energy, Inc.........................................   3,000         87,375
KEMET Corp.*............................................   4,000         95,500
Kennametal, Inc.........................................   3,500        111,125
Kent Electronics Corp.*.................................   2,400        140,100
Kinetic Concepts, Inc...................................   8,100         97,200
Landstar System, Inc.*..................................   5,500        147,125
La-Z Boy Chair Co.......................................     500         15,438
LCI International, Inc.*................................   7,200        147,600
Lennar Corp.............................................  15,100        379,388
Lincare Holdings, Inc.*.................................   4,700        117,500

-------------------------------------------------------------------------------
                                                         Shares or
                                                         Principal
Description                                               Amount      Value
-------------------------------------------------------------------------------
Liposome Company, Inc.*.................................     100   $      2,000
Logicon, Inc............................................   3,600         99,000
Louis Dreyfus Natural Gas Corp.*........................     400          6,050
Luby's Cafeterias, Inc..................................  13,500        300,375
Lukens, Inc.............................................   7,100        204,125
Lydall, Inc.*...........................................  14,600        332,150
Magna Group, Inc........................................  12,200        289,750
Mark Twain Bancshares, Inc..............................   2,800        108,500
Measurex Corp...........................................  15,200        429,400
Media General, Inc., Cl.A...............................   3,300        100,237
Meredith Corp...........................................  19,400        812,375
Meyer (Fred), Inc.*.....................................     100          2,250
Mine Safety Appliances Co...............................   2,700        129,600
Minnesota Power & Light Co..............................   8,300        235,513
Multicare Companies*....................................   5,700        136,800
Mutual Risk Management Ltd..............................     700         32,025
NAC Re Corp.............................................   6,600        237,600
Nautica Enterprises, Inc.*..............................   5,050        220,937
Nellcor, Inc.*..........................................   2,100        121,800
NovaCare, Inc.*.........................................     400          2,050
Oakwood Homes Corp......................................  11,000        422,125
OEA, Inc................................................  12,100        361,487
Oneok, Inc..............................................  10,200        233,325
OrNda Healthcorp........................................   1,100         25,575
Outboard Marine Corp....................................   4,800         97,800
People's Bank of Bridgeport, Connecticut................  12,200        231,800
Photronics, Inc.*.......................................   2,850         76,237
Physicians Health Svc., Inc., Cl. A*....................     100          3,700
Picturetel Corp.*.......................................   7,600        327,750
Pioneer Group, Inc......................................     600         16,350
Pioneer Standard Electronics, Inc.......................   6,975         92,418
Players International, Inc.*............................   3,800         40,613
Pope & Talbot, Inc......................................     600          7,950
Precision Castparts Corp................................  12,150        482,963
Prime Hospitality Corp.*................................   1,800         18,000
Project Software & Development, Inc.*...................   3,900        136,012
Protective Life Corp....................................  17,600        550,000
Quick and Reilly Group, Inc.............................   6,450        132,225
Quintiles Transnational Corp.*..........................   4,200        172,200
Regal Beloit Corp.......................................  17,700        384,975
Regeneron Pharmaceuticals, Inc.*........................  10,000        127,500
Reinsurance Group of America............................   1,800         65,925
Reliance Group Holdings, Inc............................   1,300         11,213
Rex Stores Corp.*.......................................     800         14,200
Riggs National Corp.*...................................  30,700        399,100
Robert Half International, Inc.*........................   7,500        314,063
Rock-Tenn. Co., Cl. A...................................     200          3,250
Sanifill, Inc.*.........................................   8,600        287,025
SCI Systems, Inc.*......................................  15,400        477,400
SEI Corp................................................   6,600        143,550
Selective Insurance Group...............................   4,200        149,100
Sequent Computer Systems, Inc.*.........................   3,500         50,750
Sierra On-Line, Inc.*...................................   2,700         77,625
Silicon Valley Group, Inc.*.............................   2,200         55,550

-------------------------------------------------------------------------------
                                                         Shares or
                                                         Principal
Description                                               Amount      Value
-------------------------------------------------------------------------------
INVESCO MULTIFLEX FUND (CONTINUED)

Smith International, Inc.*..............................  15,000   $    352,500
Smith's Food & Drug Centers, Inc., Cl. B................  11,100        280,275
Smithfield Foods, Inc.*.................................     600         19,050
Sonat Offshore Drilling Co..............................  14,900        666,775
Southwest Gas Corp......................................   1,900         33,488
Springs Industries, Inc., Cl. A.........................   7,400        306,175
St. Paul Bancorp, Inc...................................   3,800         96,900
State Auto Financial Corp...............................   6,300        163,800
Sterling Software, Inc.*................................   2,300        143,462
Strawbridge & Clothier, Cl. A...........................   6,300        151,200
SunGard Data Systems, Inc.*.............................   7,200        205,200
Sunrise Medical, Inc.*..................................   2,800         51,800
Surgical Care Affiliates, Inc...........................   2,800         95,200
Sybase, Inc.*...........................................     640         23,040
Symbol Technologies, Inc.*..............................   4,000        158,000
Synopsys, Inc.*.........................................  10,100        383,800
TCF Financial Corp......................................   3,200        106,000
Tetra Tech, Inc.*.......................................   4,375         99,531
Tiffany & Co............................................   3,100        156,163
Toro Co.................................................   7,000        230,125
Tredegar Industries, Inc................................  21,400        695,500
True North Communications, Inc..........................   3,400         62,900
Union Corp..............................................   2,000         37,000
Universal Health Services, Inc., Cl. B*.................   3,800        168,625
Vencor, Inc.*...........................................  11,033        358,572
Vesta Insurance Group, Inc..............................   3,900        212,550
Vicor Corp.*............................................     500         10,000
Vigoro Corp.............................................   3,200        197,600
Vivra, Inc.*............................................   2,700         67,837
Waban, Inc.*............................................   7,400        138,750
Washington National Corp................................   3,400         93,925
Watson Pharmaceuticals, Inc.*...........................   4,500        220,500
Watts Industries, Inc., Cl. A...........................   4,600        106,950
West Co., Inc...........................................   3,400         79,900
West America Bancorp....................................   2,800        121,100
Westpoint Stevens, Inc.*................................   6,600        132,412
Wisconsin Central Transportation Corp.*.................   2,200        144,650
Wolverine Tube , Inc.*..................................   5,200        195,000
Wonderware Corp.*.......................................   4,700         80,487
Wyle Electronics........................................   6,500        228,312
Zeigler Coal Holding Co.................................  14,100        195,637
Zilog, Inc.*............................................   4,400        161,150
                                                                   ------------
                                                                     33,803,315
                                                                   ------------
INTERNATIONAL EQUITIES 20.13%
ABN-AMRO Hldgs N.V., ADR................................   7,700   $    351,138
AEGON N.V., Sponsored ADR...............................  30,000      1,320,000
AKZO N.V., ADR..........................................  11,400        661,200
Amcor Ltd., Sponsored ADR...............................  20,000        570,000
Associated British Foods PLC, ADR.......................  80,000        458,320
Banco Santander SA, Sponsored ADR.......................  20,900      1,029,325
BASF AG, ADR............................................   8,000        357,163
Bass PLC, Sponsored ADR.................................  18,300        407,175

--------------------------------------------------------------------------------
                                                          Shares or
                                                          Principal
Description                                                Amount      Value
--------------------------------------------------------------------------------
Bayer AG, ADR............................................   27,400  $    724,590
British Airways PLC, Sponsored ADR.......................    8,000       582,000
British Telecommunications PLC, Sponsored ADR............   10,000       565,000
Carlton Communications PLC, Sponsored ADR................   15,000       455,625
Ciba-Geigy AG, Sponsored ADR.............................   33,500     1,477,534
Compagnie Cervecerias, ADR...............................   14,000       325,500
CS Holding ADR...........................................   15,000       385,378
Elsevier N.V., Sponsored ADR.............................   20,000       532,500
Empresa Nacional de Electridad SA, ADR...................    9,100       520,975
Fuji Photo Film Co., Ltd., ADR...........................   22,000     1,278,750
Gambro AB, Sponsored ADR.................................   60,100     1,156,925
Glaxo Wellcome PLC, Sponsored ADR........................   16,000       452,000
Groupe Danone, Sponsored ADR.............................   18,000       594,799
Heineken N.V., ADR.......................................    2,000       355,211
Hitachi Ltd., Sponsored ADR..............................    6,000       603,000
Hong Kong Electric, ADR..................................  200,000       655,720
HSBC Holdings PLC, Sponsored ADR.........................    5,000       756,603
Inchcape Berhad, ADR.....................................  282,200       905,862
Kirin Brewery Co., Ltd., ADR.............................    5,700       681,150
Konica Corp., ADR........................................   12,000       874,800
Koninklijke Ahold N.V., Sponsored ADR....................   27,300     1,122,713
LVMH (Moet-Hennessy Louis Vuitton), Sponsored ADR........   15,000       628,125
Marui Ltd., ADR..........................................   15,600       653,640
Matsushita Electric Industrial Co. Ltd., ADR.............    4,000       658,000
Mayne Nickless Ltd., ADR.................................   15,000       334,740
National Australia Bank, Ltd., Sponsored ADR.............   25,000     1,131,250
Nestle SA , Sponsored ADR................................   17,400       964,776
Novo-Nordisk A/S, Sponsored ADR..........................   27,300       928,200
Petrofina SA, ADR........................................   13,500       413,315
PowerGen PLC, Sponsored ADR..............................   15,000       510,000
Repsol SA, Sponsored ADR.................................   20,000       657,500
RWE Aktiengesellschaf, Sponsored ADR.....................   27,000       980,943
Sekisui House Ltd., ADR..................................    6,600       849,024
Shell Transport & Trading Co. ADR........................   10,100       821,887
South China Morning Post., ADR...........................  150,000       458,325
Southern Electric PLC, Sponsored ADR.....................    9,000       252,639
TDK Corp., ADR...........................................   12,100       635,250
Telefonica de Espana, Sponsored ADR......................   15,000       628,125
Telefonos de Mexico, "L", Sponsored ADR..................    6,000       191,250
Total, ADR...............................................   30,000     1,020,000
Toyota Motor Corp., ADR..................................   18,100       764,725
Unigate PLC, ADR.........................................  100,000       638,110
Unilever N.V., NY Shs....................................    6,700       943,025
Vitro Sociedad Anonima, ADR..............................    1,160         5,510
                                                                    ------------
                                                                      35,229,315
                                                                    ------------

-------------------------------------------------------------------------------
                                                         Shares or
                                                         Principal
Description                                               Amount      Value
-------------------------------------------------------------------------------
INVESCO MULTIFLEX FUND (CONTINUED)

REAL ESTATE EQUITIES 23.47%
Agree Realty Corp.......................................    19,000 $    277,875
Bay Apartment Communities, Inc..........................    62,500    1,515,625
Beacon Properties, Inc..................................    59,400    1,366,200
Cali Realty Corp........................................    35,500      776,563
CBL & Associates Properties, Inc........................    62,400    1,357,200
CenterPoint Properties Corp.............................    44,500    1,029,062
Chelsea GCA Realty, Inc.................................    13,500      405,000
Colonial Properties Trust...............................    29,600      754,800
Crown American Realty Trust.............................   138,000    1,086,750
Duke Realty Investments, Inc............................    62,300    1,954,662
Equity Residential Properties Trust-SBI.................    41,200    1,261,750
Excel Realty Trust, Inc.................................    29,000      594,500
FelCor Suite Hotels, Inc................................    42,600    1,182,150
Gables Residential Trust-SBI............................    83,400    1,907,775
General Growth Properties, Inc..........................    28,100      583,075
Glimcher Realty Trust-SBI...............................    49,900      860,775
HGI Realty, Inc.........................................    40,320      922,320
Highwoods Properties, Inc...............................    43,900    1,240,175
JDN Realty Corp.........................................    50,000    1,118,750
Kimco Realty Corp.......................................    19,950      543,638
Koger Equity, Inc.*.....................................   107,300    1,140,062
Liberty Property Trust-SBI..............................    74,900    1,554,175
Meditrust Inc.- SBI.....................................    27,100      945,112
Merry Land & Investment Co., Inc........................    49,000    1,157,625
MGI Properties..........................................    67,500    1,130,625
Nationwide Health Properties, Inc.......................    25,400    1,066,800
Oasis Residential, Inc..................................    43,000      978,250
Patriot American Hospitality, Inc.......................    49,800    1,282,350
Price REIT, Inc.........................................    13,000      360,750
Public Storage, Inc.....................................   100,500    1,909,500
Regency Realty Corp.....................................    40,800      703,800
ROC Communities, Inc....................................    18,400      441,600
Shurgard Storage Centers, Inc...........................    36,800      993,600
Simon Property Group, Inc...............................     7,200      175,500
Sizeler Property Investors, Inc.........................    48,800      433,100
South West Property Trust...............................    78,100    1,054,350
Starwood Lodging Trust..................................    46,500    1,383,375
Summit Properties, Inc..................................    33,600      667,800
Sun Communities, Inc....................................    27,100      714,763
Tucker Properties Corp..................................    65,000      568,750
Wellsford Residential Property Trust....................    72,700    1,672,100
                                                                   ------------
                                                                     41,072,632
                                                                   ------------
TOTAL COMMON STOCKS
 (Cost $119,661,751)....................................            141,391,584
                                                                   ------------
FIXED INCOME SECURITIES 14.71%
U.S. GOVERNMENT OBLIGATIONS 7.43%
U.S. TREASURY NOTES
 5.625%, 06/30/1997..................................... 2,670,000    2,687,521
 8.000%, 05/15/2001.....................................   900,000    1,007,718

--------------------------------------------------------------------------------
                                                         Shares or
                                                         Principal
Description                                                Amount      Value
--------------------------------------------------------------------------------
 7.500%, 11/15/2001....................................     475,000 $    523,539
 6.250%, 02/15/2003....................................   2,850,000    2,974,688
 7.875%, 11/15/2004....................................   1,650,000    1,910,906
 8.750%, 05/15/2017....................................   2,950,000    3,902,295
                                                                    ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
 (Cost $12,157,199)....................................               13,006,667
                                                                    ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS 3.20%
Federal Home Loan Mortgage Corp., Pool #380070 9.000%,
 01/01/2005............................................     466,517      483,866
Federal Home Loan Mortgage Corp.,
 93-31 LC 7.000%, 08/25/2016...........................     700,000      713,167
Federal Home Loan Mortgage Corp., Pool #A00902 8.500%,
 06/01/2017............................................     669,045      698,107
Federal Home Loan Mortgage Corp., Pool #554938 8.000%,
 08/01/2017............................................     474,342      488,276
Federal Home Loan Mortgage Corp., PO, Strip Series 1686
 B* 0.000%, 02/15/2024.................................     560,149      333,289
FHA/VA Pool #140283 6.500%, 08/15/2003.................     600,997      599,182
Federal National Mortgage Assn., Pool #190688 6.000%,
 03/01/2009............................................     714,884      707,735
Federal National Mortgage Assn. Pool #190723 6.000%,
 04/01/2024............................................   1,629,380    1,575,406
                                                                    ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
 (Cost $5,289,359).....................................                5,599,028
                                                                    ------------
MORTGAGE SECURITIES 0.29%
The Money Store Home Equity Trust 7.100%, 11/15/2016,
 1994-B
 Series A-3............................................     500,000      512,105
                                                                    ------------
TOTAL MORTGAGE SECURITIES (Cost $498,096)..............                  512,105
                                                                    ------------
CORPORATE BONDS 3.79%
Associates Corp. North America,
 8.800%, 03/01/1996....................................     849,000      853,259
Bear Stearns Co., 5.875%, 01/15/1996...................     800,000      800,023
Dean Witter Discover & Co.,
 5.000%, 04/01/1996....................................     500,000      499,307
GTE Corp., 10.250%, 11/01/2020.........................     620,000      750,679
International Lease Finance Corp.,
 6.625%, 06/01/1996....................................     550,000      552,158
Norwest Corp., FRN, 5.928%, 02/24/1999.................     675,000      674,458
Province of Manitoba, 7.750%, 07/17/2016...............     480,000      540,475

--------------------------------------------------------------------------------
                                                          Shares or
                                                          Principal
Description                                                Amount      Value
--------------------------------------------------------------------------------
INVESCO MULTIFLEX FUND (CONTINUED)

Transamerica Finance Corp.,
 8.550%, 06/15/1996......................................   585,000 $    592,933
US West Capital Funding Corp.,
 6.310%, 11/01/2005......................................   750,000      762,672
WMX Technologies, Inc.,
 6.220%, 04/30/2004......................................   550,000      605,120
                                                                    ------------
TOTAL CORPORATE BONDS
 (Cost $6,468,128).......................................              6,631,084
                                                                    ------------
TOTAL FIXED INCOME SECURITIES
 (Cost $24,412,782)......................................             25,748,884
                                                                    ------------
SHORT TERM INVESTMENTS 4.51%
United Missouri Bank, Money Market Fiduciary 4.680% ..... 7,894,761    7,894,761
                                                                    ------------
TOTAL INVESTMENTS
(100.00%) (Cost $151,969,294)............................           $175,035,229
                                                                    ============
*Security is non-income producing.

INVESCO ADVISOR INTERNATIONAL VALUE FUND
----------------------------------------
COMMON STOCKS 87.95%
BASIC MATERIALS 2.21%
BASF AG, ADR.............................................     5,000      223,227
                                                                    ------------
CONSUMER CYCLICAL 8.31%
Canon, Inc., Sponsored ADR...............................     3,000      274,125
Elsevier N.V., Sponsored ADR.............................     7,000      186,375
Marui Ltd., ADR..........................................     4,000      167,600
Toyota Motor Corp, ADR...................................     5,000      211,250
                                                                    ------------
                                                                         839,350
                                                                    ------------
CONSUMER STAPLES 22.86%
Amcor Ltd., Sponsored ADR................................     6,500      185,250
Associated British Foods PLC, ADR........................    32,000      183,328
Bass PLC, Sponsored ADR..................................     9,000      200,250
Dai Nippon Printing Co. Ltd., ADR........................     1,200      204,660
Gambro AB, Sponsored ADR.................................    10,000      192,500
Glaxo Wellcome PLC, Sponsored ADR........................     6,000      169,500
Groupe Danone, Sponsored ADR.............................     5,000      165,222
Heineken N.V., ADR.......................................       500       88,803
Kirin Brewery Co., Ltd., ADR.............................     2,000      239,000
Koninklijke Ahold N.V., Sponsored ADR....................     5,000      205,625
LVMH (Moet-Hennessy Louis Vuitton), Sponsored ADR........     4,000      167,500

--------------------------------------------------------------------------------
                                                          Shares or
                                                          Principal
Description                                                Amount      Value
--------------------------------------------------------------------------------
Nestle SA, Sponsored ADR.................................   3,000   $    166,341
Unilever N.V., NY Shs....................................   1,000        140,750
                                                                    ------------
                                                                       2,308,729
                                                                    ------------
DIVERSIFIED 9.52%
Bayer AG, ADR............................................   6,000        158,669
Elf Aquitaine, Sponsored ADR.............................   6,000        220,500
Novo-Nordisk A/S, Sponsored ADR..........................   6,000        204,000
RWE Aktiengesellschaf AG, Sponsored ADR..................   4,000        145,325
Swire Pacific Ltd., ADR..................................  30,000        232,800
                                                                    ------------
                                                                         961,294
                                                                    ------------
ENERGY 4.75%
Repsol SA, Sponsored ADR.................................   6,000        197,250
Royal Dutch Petroleum Co., NY Shs........................   2,000        282,250
                                                                    ------------
                                                                         479,500
                                                                    ------------
ELECTRONICS 6.92%
Carlton Communications PLC, Sponsored ADR................   5,000        151,875
Fuji Photo Film Co., Ltd., ADR...........................   4,000        232,500
Hitachi Ltd., Sponsored ADR..............................   1,300        130,650
TDK Corp, ADR............................................   3,500        183,750
                                                                    ------------
                                                                         698,775
                                                                    ------------
FINANCE 12.37%
AEGON N.V., Sponsored ADR................................   3,000        132,000
Banco Santander SA, Sponsored ADR........................   2,000         98,500
Den Danske Bank, ADR.....................................   2,000        138,222
HSBC Holdings PLC, Sponsored ADR.........................   1,500        226,981
International Nederlanden Groep N.V., Sponsored ADR......   3,500        234,063
National Australia Bank, Ltd., Sponsored ADR.............   6,000        271,500
Societe Generale Paris, ADR..............................   6,000        148,454
                                                                    ------------
                                                                       1,249,720
                                                                    ------------
PHARMACEUTICALS 8.61%
Astra AB, Sponsored ADR..................................   5,000        199,933
Ciba-Geigy AG, Sponsored ADR.............................   6,000        264,633
Sandoz AG, Sponsored ADR.................................   4,000        183,548
SmithKline Beecham PLC, ADR..............................   4,000        222,000
                                                                    ------------
                                                                         870,114
                                                                    ------------
REAL ESTATE & HOUSING 2.89%
Sekisui House Ltd., ADR..................................   1,000        128,640
Sun Hung Kai Properties Ltd., ADR........................  20,000        163,606
                                                                    ------------
                                                                         292,246
                                                                    ------------

-------------------------------------------------------------------------------
                                                         Shares or
                                                         Principal
Description                                               Amount      Value
-------------------------------------------------------------------------------
INVESCO INTERNATIONAL VALUE FUND (CONTINUED)

TELECOMMUNICATIONS 4.71%
British Telecommunications PLC, Sponsored ADR...........     2,000 $    113,000
Stet Societa Finanziaria Telefonica SpA, Sponsor........     7,000      195,125
Telefonica de Espana, Sponsored ADR.....................     4,000      167,500
                                                                   ------------
                                                                        475,625
                                                                   ------------
TRANSPORTATION & SERVICES 1.80%
British Airways PLC, Sponsored ADR......................     2,500      181,875
                                                                   ------------
UTILITIES 3.00%
Empresa Nacional de Electridad SA, ADR..................     3,500      200,375
PowerGen PLC, Sponsored ADR.............................     3,000      102,000
                                                                   ------------
                                                                        302,375
                                                                   ------------
TOTAL COMMON STOCKS
 (Cost $8,364,282)......................................              8,882,830
                                                                   ------------
SHORT TERM INVESTMENTS 12.05%
United Missouri Bank, Money Market Fiduciary, 4.680%.... 1,217,248    1,217,248
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS
 (Cost $1,217,248)......................................              1,217,248
                                                                   ------------
TOTAL INVESTMENTS
 (100.00%) (Cost $9,581,530)............................           $ 10,100,078
                                                                   ============

*Security is non-income producing.

The Fund's Portfolio of Investments at December 31, 1995, was concentrated in the following countries:

                                                            % OF       MARKET
COUNTRY                                                  INVESTMENTS    VALUE
--------------------------------------------------------------------------------
Australia...............................................     4.52%   $   456,750
Great Britain...........................................    15.35%     1,550,809
Denmark.................................................     2.02%       204,000
France..................................................     6.95%       701,676
Germany.................................................     5.22%       527,221
Hong Kong...............................................     2.30%       232,800
Italy...................................................     1.93%       195,125
Japan...................................................    19.17%     1,935,781
Netherlands.............................................    13.94%     1,408,088
Spain...................................................     6.57%       663,625
Sweden..................................................     3.89%       392,433
Switzerland.............................................     6.09%       614,522
United States...........................................    12.05%     1,217,248
                                                           ------    -----------
TOTAL...................................................   100.00%   $10,100,078
                                                           ======    ===========

-------------------------------------------------------------------------------
                                                         Shares or
                                                         Principal
Description                                               Amount      Value
-------------------------------------------------------------------------------
INVESCO ADVISOR REAL ESTATE FUND
--------------------------------
COMMON STOCKS 92.84%
DIVERSIFIED 6.08%
Colonial Properties Trust...............................   4,500   $    114,750
MGI Properties..........................................   8,500        142,375
Sizeler Property Investors, Inc.........................   8,050         71,444
                                                                   ------------
                                                                        328,569
                                                                   ------------
HEALTHCARE 2.89%
Health Care Property Investment, Inc....................     800         28,100
Meditrust, Inc.-SBI.....................................   1,500         52,312
Nationwide Health Properties, Inc.......................   1,800         75,600
                                                                   ------------
                                                                        156,012
                                                                   ------------
INDUSTRIAL 10.95%
CenterPoint Properties Corp.............................   4,400        101,750
Duke Realty Investments, Inc............................   8,650        271,394
Liberty Property Trust-SBI..............................  10,550        218,912
                                                                   ------------
                                                                        592,056
                                                                   ------------
OFFICE 9.62%
Beacon Properties, Inc..................................   8,250        189,750
Cali Realty Corp........................................   5,200        113,750
Highwoods Properties, Inc. .............................   4,250        120,063
Koger Equity, Inc.*.....................................   5,300         56,312
Spieker Properties, Inc.................................   1,600         40,200
                                                                   ------------
                                                                        520,075
                                                                   ------------
RECREATION 8.91%
FelCor Suite Hotels, Inc................................   5,300        147,075
Patriot American Hospitality, Inc.......................   7,100        182,825
Starwood Lodging Trust..................................   5,100        151,725
                                                                   ------------
                                                                        481,625
                                                                   ------------
RESIDENTIAL 26.35%
Bay Apartment Communities, Inc..........................   8,700        210,975
Equity Residential Properties Trust-SBI.................   5,900        180,688
Gables Residential Trust-SBI............................  11,150        255,056
Merry Land & Investment Co., Inc........................   1,600         37,800
Oasis Residential, Inc..................................   6,000        136,500
ROC Communities, Inc....................................   1,700         40,800
South West Property Trust...............................  11,200        151,200
Summit Properties, Inc..................................   4,500         89,438
Sun Communities, Inc....................................   3,900        102,862
Wellsford Residential Property Trust....................   9,500        218,500
                                                                   ------------
                                                                      1,423,819
                                                                   ------------
RETAIL 21.55%
CBL & Associates Properties, Inc........................   8,150        177,263
Chelsea GCA Realty, Inc.................................   2,100         63,000

--------------------------------------------------------------------------------
                                                          Shares or
                                                          Principal
Description                                                Amount      Value
--------------------------------------------------------------------------------
INVESCO ADVISOR REAL ESTATE FUND (CONTINUED)

Crown American Realty Trust..............................    18,900 $    148,837
Excel Realty Trust, Inc..................................       700       14,350
General Growth Properties, Inc...........................     3,850       79,887
Glimcher Realty Trust-SBI................................     7,300      125,925
HGI Realty, Inc..........................................     5,800      132,675
JDN Realty Corp..........................................     6,400      143,200
Kimco Realty Corp........................................     1,350       36,788
Price REIT, Inc..........................................     2,500       69,375
Regency Realty Corp......................................     6,600      113,850
Simon Property Group, Inc................................       700       17,063
Tucker Properties Corp...................................     4,850       42,438
                                                                    ------------
                                                                       1,164,651
                                                                    ------------
SELF-STORAGE 6.49%
Public Storage, Inc......................................    13,000      247,000
Shurgard Storage Centers, Inc............................     3,850      103,950
                                                                    ------------
                                                                         350,950
                                                                    ------------
TOTAL COMMON STOCKS
 (Cost $4,796,793).......................................              5,017,757
                                                                    ------------
SHORT TERM INVESTMENTS 7.16%
U.S. Treasury Bills, 5.325%, 01/18/1996..................   125,000      124,704
U.S. Treasury Bills, 5.250%, 01/18/1996..................   200,000      199,533
United Missouri Bank, Money Market Fiduciary 4.680%......    62,751       62,751
                                                                    ------------
TOTAL SHORT TERM INVESTMENTS
 (Cost $386,988).........................................                386,988
                                                                    ------------
TOTAL INVESTMENTS
 (100.00%) (Cost $5,183,781).............................           $  5,404,745
                                                                    ============
*Security is non-income producing.

INVESCO ADVISOR INCOME FUND
---------------------------
FIXED INCOME SECURITIES 99.28%
U.S. GOVERNMENT OBLIGATIONS 79.21%
U.S. Treasury Notes
 6.000%, 06/30/1996......................................    40,000       40,150
 5.625%, 06/30/1997......................................   220,000      221,444
 8.500%, 07/15/1997...................................... 2,000,000    2,096,250
 6.000%, 12/31/1997......................................   150,000      152,344
 6.500%, 04/30/1999......................................   115,000      119,205
 8.000%, 08/15/1999...................................... 1,000,000    1,087,813
 6.375%, 01/15/2000...................................... 1,200,000    1,244,624
 8.000%, 05/15/2001......................................    75,000       83,976
 7.500%, 11/15/2001...................................... 1,750,000    1,928,827

--------------------------------------------------------------------------------
                                                         Shares or
                                                         Principal
Description                                                Amount      Value
--------------------------------------------------------------------------------
 6.375%, 08/15/2002.....................................    100,000 $    105,063
 6.250%, 02/15/2003.....................................  2,290,000    2,390,188
 10.750%, 08/15/2005....................................  1,250,000    1,719,140
 9.375%, 02/15/2006.....................................  1,000,000    1,286,562
 9.250%, 02/15/2016.....................................  3,000,000    4,125,936
 8.750%, 05/15/2017.....................................    435,000      575,423
 8.125%, 08/15/2019.....................................  2,500,000    3,143,750
 7.875%, 02/15/2021.....................................    140,000      172,331
 7.250%, 08/15/2022.....................................  2,800,000    3,241,876
                                                                    ------------
                                                                      23,734,902
                                                                    ------------
U.S. TREASURY STRIPS PO*
 0.000%, 08/15/2014.....................................  4,000,000    1,280,960
                                                                    ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
 (Cost $22,314,567).....................................              25,015,862
                                                                    ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS 9.40%
FEDERAL HOME LOAN MORTGAGE CORP. 12.000%, 04/01/2000....     10,322       10,977
                                                                    ------------
FEDERAL NATIONAL MORTGAGE ASSN.
 6.000%, 01/01/2009 Pool #50973.........................     81,228       80,416
 6.000%, 04/01/2024 Pool #190723........................     96,987       93,774
                                                                    ------------
                                                                         174,190
                                                                    ------------
GOVERNMENT NATIONAL MORTGAGE ASSN.
 6.500%, 10/15/2008 Pool #354668........................    925,730      934,409
 6.000%, 10/15/2008 Pool #360191........................    541,489      537,766
 7.000%, 10/15/2008 Pool #366622........................    882,594      902,729
 6.000%, 11/15/2008 Pool #370907........................    411,045      408,218
                                                                    ------------
                                                                       2,783,122
                                                                    ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
 (Cost $3,017,559)......................................               2,968,289
                                                                    ------------
CORPORATE BONDS 10.67%
FINANCE 5.25%
Dean Witter Discover & Co.,
 5.000%, 04/01/1996.....................................     50,000       49,931
Associates Corp., North America,
 8.375%, 06/01/1996.....................................     40,000       40,453
International Lease Finance Corp.,
 6.625%, 06/01/1996.....................................     40,000       40,157
Associates Corp., North America,
 4.750%, 08/01/1996.....................................  1,000,000      995,942
National City Corp, 7.200%, 05/15/2005..................    500,000      532,631
                                                                    ------------
                                                                       1,659,114
                                                                    ------------

-------------------------------------------------------------------------------
                                                         Shares or
                                                         Principal
Description                                               Amount      Value
-------------------------------------------------------------------------------
INVESCO ADVISOR INCOME FUND (CONTINUED)

INDUSTRIAL 5.42%
Waste Management, Inc.,
 6.375%, 07/01/1997.....................................  500,000  $    506,006
Ford Motor Credit Co.,
 9.250%, 06/15/1998.....................................  $35,000        37,859
Ford Motor Credit Co.,
 7.500%, 11/15/1999.....................................  500,000       528,138
Rockwell International, Inc.,
 6.625%, 06/01/2005.....................................  500,000       519,499
GTE Corp., 10.250%, 11/01/2030..........................  100,000       121,077
                                                                   ------------
                                                                      1,712,579
                                                                   ------------
TOTAL CORPORATE BONDS
 (Cost $3,327,120)......................................              3,371,693
                                                                   ------------
TOTAL FIXED INCOME SECURITIES (Cost $28,659,246)........             31,355,844
                                                                   ------------
SHORT TERM INVESTMENTS 0.72%
United Missouri Bank, Money Market Fiduciary 4.680%
 (Cost $226,035)........................................  226,035       226,035
                                                                   ------------
TOTAL INVESTMENTS
 (100.00%) (Cost $28,885,281)...........................           $ 31,581,879
                                                                   ============

*Security is non-income producing.

--------------------------------------------------------------------------------
                                                 Effective Shares or
                                                 Interest  Principal
Description                                       Rate %    Amount      Value
--------------------------------------------------------------------------------
INVESCO ADVISOR CASH MANAGEMENT FUND
------------------------------------
SHORT-TERM INVESTMENTS 100.00%
COMMERCIAL PAPER 99.56%
Ford Motor Credit Co. 01/04/1996...............    5.650    900,000  $   899,576
Abbott Laboratories 01/05/1996.................    5.750    900,000      899,425
Gillette Co. 01/05/1996........................    5.720    900,000      899,428
MetLife Funding, Inc. 01/05/1996...............    5.720    900,000      899,428
General Electric Capital Corp. 01/08/1996......    5.740    900,000      898,996
Idaho Power Corp. 01/08/1996...................    5.800    900,000      898,985
Potomac Electric Power Co. 01/09/1996..........    5.750    900,000      898,850
Weyerhaeuser Mortgage Co. 01/11/1996...........    5.750    800,000      798,722
Coca-Cola Co. 01/12/1996.......................    5.700    900,000      898,433
Pitney Bowes Credit Corp. 01/17/1996...........    5.750    950,000      947,572
Xerox Corp. 01/18/1996.........................    5.750    950,000      947,421
Bell Atlantic Financial Corp. 01/19/1996.......    5.770    950,000      947,259
Southern California Edison Co. 01/19/1996......    5.700    900,000      897,435
Cargill, Inc. 01/24/1996.......................    5.680    800,000      797,097
Progress Capital Holdings Corp. 01/24/1996.....    5.740    500,000      498,166
Amoco Corp. 01/25/1996.........................    5.550    900,000      896,670
Dupont (E.I.) de Nemours and Co. 01/25/1996....    5.700    900,000      896,580
AT & T Corp. 01/26/1996........................    5.710    900,000      896,431
Prudential Funding Corp. 01/29/1996............    5.500    800,000      796,578
USAA Capital Corp. 01/31/1996..................    5.660    755,000      751,439
Tampa Electric Co. 02/02/1996..................    5.670    900,000      895,464
PepsiCo, Inc. 02/05/1996.......................    5.550    800,000      795,683
Golden Peanut Co. 02/14/1996...................    5.650    900,000      893,785
                                                                     -----------
TOTAL COMMERCIAL PAPER (Cost $19,849,423)......                       19,849,423
                                                                     -----------
OTHER SECURITIES 0.44%
United Missouri Bank, Money Market Fiduciary
 4.680%........................................    4.680     87,000       87,000
                                                                     -----------
TOTAL INVESTMENTS (100.00%) (Cost $19,936,423).                      $19,936,423
                                                                     ===========

* Security is non-income producing.

See notes to financial statements.

INVESCO Advisor Funds, Inc.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995

                                                                    INTERNATIONAL                              CASH
                              FLEX         EQUITY      MULTIFLEX        VALUE     REAL ESTATE    INCOME     MANAGEMENT
                              FUND          FUND          FUND          FUND         FUND         FUND         FUND
                         ----------------------------------------------------------------------------------------------
ASSETS
Investment securities:
 At cost................  $313,632,122  $ 84,147,075  $151,969,294   $ 9,581,530  $5,183,781   $28,885,281  $19,936,423
                         ==============================================================================================
 At value...............  $395,308,147  $113,417,855  $175,035,229   $10,100,078  $5,404,745   $31,581,879  $19,936,423
Cash....................           599             0             0             0           0           310        1,341
Receivables:
 Fund shares sold.......     1,892,338       585,665       649,837       158,207     126,487        20,000      567,400
 Dividends and interest.     3,146,751       255,155     1,077,425        21,877      58,339       665,549        1,555
Other assets............         7,929         2,453         3,611             0           0           786            0
                         ----------------------------------------------------------------------------------------------
TOTAL ASSETS............   400,355,764   114,261,128   176,766,102    10,280,162   5,589,571    32,268,524   20,506,719
                         ----------------------------------------------------------------------------------------------
LIABILITIES
Payables:
 Distributions to
  shareholders..........           153             0             0             0           0             0       28,285
 Investment securities
  purchased.............             0             0     1,008,636       781,090           0             0            0
 Fund shares
  repurchased...........       427,893       466,064       803,176        14,667      14,508       206,470       21,937
 Other..................       766,040       221,755       362,442        17,722      10,203        76,515       17,727
                         ----------------------------------------------------------------------------------------------
TOTAL LIABILITIES.......     1,194,086       687,819     2,174,254       813,479      24,711       282,985       67,949
                         ----------------------------------------------------------------------------------------------
NET ASSETS..............  $399,161,678  $113,573,309  $174,591,848   $ 9,466,683  $5,564,860   $31,985,539  $20,438,770
                         ==============================================================================================
NET ASSETS
Paid-in capital.........  $317,484,251  $ 85,479,483  $151,550,583   $ 8,949,417  $5,343,617   $31,135,493  $20,439,861
Accumulated
 undistributed
 (overdistributed) net
 investment income......         2,987         2,354        22,560           641       2,810       (22,825)           0
Accumulated net realized
 gain (loss) on
 investments............        (1,585)   (1,179,308)      (47,230)       (1,923)     (2,531)   (1,823,727)      (1,091)
Unrealized net
 appreciation of
 investments............    81,676,025    29,270,780    23,065,935       518,548     220,964     2,696,598            0
                         ----------------------------------------------------------------------------------------------
NET ASSETS..............  $399,161,678  $113,573,309  $174,591,848   $ 9,466,683  $5,564,860   $31,985,539  $20,438,770
                         ==============================================================================================
Shares outstanding......     6,372,029     1,612,998     3,737,435       212,674     129,354       612,520   20,439,190
NET ASSET VALUE PER
 SHARE..................        $62.64        $70.41       $ 46.71        $44.51      $43.02        $52.22        $1.00
                         ==============================================================================================

See notes to financial statements.

INVESCO Advisor Funds, Inc.
STATEMENT OF OPERATIONS
December 31, 1995

                                                              INTERNATIONAL                            CASH
                             FLEX       EQUITY     MULTIFLEX      VALUE     REAL ESTATE   INCOME    MANAGEMENT
                             FUND        FUND        FUND        FUND/1/      FUND/1/      FUND        FUND
                         --------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends...............  $ 6,217,850 $ 2,504,624 $ 3,744,567   $ 42,874     $ 90,258   $        0  $        0
Interest................    8,305,368     314,944   1,984,512     20,033       12,046    1,922,237   1,010,557
                         --------------------------------------------------------------------------------------
 TOTAL INCOME...........   14,523,218   2,819,568   5,729,079     62,907      102,304    1,922,237   1,010,557
                         --------------------------------------------------------------------------------------
EXPENSES
Investment advisory fees
 (Note 2)...............    2,387,908     725,315   1,424,150     24,906       13,012      195,181      85,504
Distribution fees (Note
 2).....................    3,183,877     967,086   1,424,150     24,906       14,458      241,340           0
Directors fees & ex-
 penses (Note 2)........       87,602      27,371      35,299          0            0       10,367           0
Merger expense (Note 2).            0           0           0          0            0       26,351           0
Operating services fees
 (Note 2)...............    1,591,939     483,543     669,660     12,454        7,229      134,846      85,504
                         --------------------------------------------------------------------------------------
 TOTAL EXPENSES.........    7,251,326   2,203,315   3,553,259     62,266       34,699      608,085     171,008
Less: Advisory fee waiv-
 er.....................            0           0           0          0            0      (17,720)          0
                         --------------------------------------------------------------------------------------
NET EXPENSES............    7,251,326   2,203,315   3,553,259     62,266       34,699      590,365     171,008
                         --------------------------------------------------------------------------------------
NET INVESTMENT INCOME...    7,271,892     616,253   2,175,820        641       67,605    1,331,872     839,549
                         --------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENT SECURITIES
Net realized gain (loss)
 on investments.........    1,499,336   1,719,762   2,369,562     (1,923)      (2,531)     210,848        (211)
Change in unrealized net
 appreciation on
 investments............   65,472,709  22,774,563  23,626,272    518,548      220,964    3,759,174           0
                         --------------------------------------------------------------------------------------
NET GAIN (LOSS) ON IN-
 VESTMENTS..............   66,972,045  24,494,325  25,995,834    516,625      218,433    3,970,022        (211)
                         --------------------------------------------------------------------------------------
NET INCREASE IN NET
 ASSETS RESULTING FROM
 OPERATIONS.............  $74,243,937 $25,110,578 $28,171,654   $517,266     $286,038   $5,301,894  $  839,338
                         ======================================================================================

/1/ For the period May 1, 1995 (commencement of operations) through
    December 31, 1995.

See notes to financial statements.

INVESCO Advisor Funds, Inc.
STATEMENT OF CHANGES IN NET ASSETS

                                  FLEX FUND                  EQUITY FUND               MULTIFLEX FUND
                          ----------------------------  -------------------------  --------------------------
                              1995           1994          1995         1994          1995          1994
                          -----------------------------------------------------------------------------------
OPERATIONS
Net investment income...   $  7,271,892  $  5,889,876  $    616,253  $   479,946  $  2,175,820  $  1,639,535
Net realized gain (loss)
 on investments.........      1,499,336    12,398,071     1,719,762    6,360,957     2,369,562    (1,785,609)
Change in unrealized net
 appreciation
 (depreciation) on
 investments............     65,472,709   (16,818,380)   22,774,563   (4,712,275)   23,626,272      (625,088)
                          -----------------------------------------------------------------------------------
NET INCREASE (DECREASE)
 IN NET ASSETS FROM OP-
 ERATIONS...............     74,243,937     1,469,567    25,110,578    2,128,628    28,171,654      (771,162)
                          -----------------------------------------------------------------------------------
DISTRIBUTIONS TO
 SHAREHOLDERS
Net investment income...     (7,268,905)   (5,854,696)     (619,651)    (476,139)   (2,154,064)   (1,638,474)
Net realized gain on in-
 vestments..............     (1,500,921)  (12,579,717)   (2,931,042)  (6,484,023)     (631,064)            0
                          -----------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS.....     (8,769,826)  (18,434,413)   (3,550,693)  (6,960,162)   (2,785,128)   (1,638,474)
                          -----------------------------------------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS
Proceeds from sale of
 shares.................    128,403,068    51,594,730    25,972,895   15,904,991    58,897,010   123,515,314
Reinvestment of distri-
 butions................      7,435,346    15,701,393     2,779,410    5,464,054     2,475,012     1,424,166
                          -----------------------------------------------------------------------------------
                            135,838,414    67,296,123    28,752,305   21,369,045    61,372,022   124,939,480
Amount paid for repur-
 chase of shares........    (45,998,840)  (80,831,906)  (14,667,568) (25,267,819)  (32,386,988)  (14,550,357)
                          -----------------------------------------------------------------------------------
NET INCREASE (DECREASE)
 IN NET ASSETS FROM
 CAPITAL SHARE
 TRANSACTIONS...........     89,839,574   (13,535,783)   14,084,737   (3,898,774)   28,985,034   110,389,123
                          -----------------------------------------------------------------------------------
TOTAL INCREASE
 (DECREASE) IN NET
 ASSETS.................    155,313,685   (30,500,629)   35,644,622   (8,730,308)   54,371,560   107,979,487
NET ASSETS
Beginning of period.....    243,847,993   274,348,622    77,928,687   86,658,995   120,220,288    12,240,801
                          -----------------------------------------------------------------------------------
End of period...........   $399,161,678  $243,847,993  $113,573,309  $77,928,687  $174,591,848  $120,220,288
                          ===================================================================================
Accumulated
 undistributed net
 investment income
 included in net assets
 at end of period.......   $      2,987  $     36,710  $      2,354  $     5,752  $     22,560  $        804

-------------------------------------------------------------------------------------------------------------

CAPITAL SHARE
 TRANSACTIONS
Shares sold.............      2,219,650       964,467       404,616      265,696     1,379,512     3,102,568
Shares issued from rein-
 vestment of distribu-
 tions..................        126,030       306,095        40,134       96,921        56,127        36,277
                          -----------------------------------------------------------------------------------
                              2,345,680     1,270,562       444,750      362,617     1,435,639     3,138,845
Shares repurchased......       (802,409)   (1,507,311)     (227,468)    (420,707)     (770,268)     (371,608)
                          -----------------------------------------------------------------------------------
NET INCREASE (DECREASE)
 IN CAPITAL SHARES......      1,543,271      (236,749)      217,282      (58,090)      665,371     2,767,237
                          ==================================================================================

See notes to financial statements.

INVESCO Advisor Funds, Inc.
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                          INTERNATIONAL REAL ESTATE
                           VALUE FUND      FUND            INCOME FUND          CASH MANAGEMENT FUND
                          -------------- -----------  ------------------------  ------------------------
                              1995*        1995*        1995         1994         1995         1994
                          ------------------------------------------------------------------------------
OPERATIONS
Net investment income...   $      641   $   67,605   $ 1,331,872  $ 1,638,133  $   839,549  $   605,091
Net realized gain (loss)
 on investments.........       (1,923)      (2,531)      210,848   (1,092,593)        (211)        (192)
Change in unrealized net
 appreciation
 (depreciation) on
 investments............      518,548      220,964     3,759,174   (1,271,405)           0            0
                          ------------------------------------------------------------------------------
NET INCREASE (DECREASE)
 IN NET ASSETS FROM OP-
 ERATIONS...............      517,266      286,038     5,301,894     (725,865)     839,338      604,899
                          ------------------------------------------------------------------------------
DISTRIBUTIONS TO
 SHAREHOLDERS
Net investment income...            0      (64,794)   (1,346,768)  (1,627,655)    (839,549)    (605,091)
Net realized gain on in-
 vestments..............            0            0             0            0            0            0
                          ------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS.....            0      (64,794)   (1,346,768)  (1,627,655)    (839,549)    (605,091)
                          ------------------------------------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS
Proceeds from sale of
 shares.................    9,018,319    5,311,714     9,346,875    6,797,165   33,538,456   36,063,570
Exchange for Net Assets
 of Relative Return Bond
 Fund...................            0            0     3,327,189            0            0            0
Reinvestment of distri-
 butions................            0       56,654     1,098,969    1,262,826      522,425      393,345
                          ------------------------------------------------------------------------------
                            9,018,319    5,368,368    13,773,033    8,059,991   34,060,881   36,456,915
Amount paid for repur-
 chase of shares........      (72,902)     (28,752)  (11,062,245) (23,111,481) (28,833,413) (35,072,549)
                          ------------------------------------------------------------------------------
NET INCREASE (DECREASE)
 IN NET ASSETS FROM
 CAPITAL SHARE
 TRANSACTIONS...........    8,945,417    5,339,616     2,710,788  (15,051,490)   5,227,468    1,384,366
                          ------------------------------------------------------------------------------
TOTAL INCREASE
 (DECREASE) IN NET
 ASSETS.................    9,462,683    5,560,860     6,665,914  (17,405,010)   5,227,257    1,384,174
NET ASSETS
Beginning of period.....        4,000        4,000    25,467,014   42,872,024   15,211,513   13,827,339
                          ------------------------------------------------------------------------------
End of period...........   $9,466,683   $5,564,860   $32,132,928  $25,467,014  $20,438,770  $15,211,513
                          ==============================================================================
Accumulated
 undistributed
 (overdistributed) net
 investment income
 included in net assets
 at end of period.......   $      641   $    2,810   $   (22,825) $    (7,929) $         0  $         0

--------------------------------------------------------------------------------------------------------

CAPITAL SHARE
 TRANSACTIONS
Shares sold.............      214,356      128,705       188,718      145,083   33,538,456   36,063,570
Shares issued due to
 exchange for net assets
 of Relative Return Bond
 Fund...................            0            0        64,390            0            0            0
Shares issued from rein-
 vestment of distribu-
 tions..................            0        1,340        22,453       27,130      522,425      393,345
                          ------------------------------------------------------------------------------
                              214,356      130,045       275,561      172,213   34,060,881   36,456,915
Shares repurchased......       (1,682)        (691)     (224,859)    (492,542) (28,833,413) (35,072,549)
                          ------------------------------------------------------------------------------
NET INCREASE (DECREASE)
 IN CAPITAL SHARES......      212,674      129,354        50,702     (320,329)   5,227,468    1,384,366
                          ==============================================================================

* For the period from May 1, 1995 (commencement of operations) through December 31, 1995.

See notes to financial statements.

INVESCO Advisor Funds, Inc.
NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. The INVESCO Advisor Funds, Inc. (which has been known as The EBI Funds, Inc., prior to January 15, 1996 and, hereafter, is referred to as the "Fund") is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund consists of seven separate investment portfolios, INVESCO Advisor Equity Fund ("Equity"), INVESCO Advisor Flex Fund ("Flex"), INVESCO Advisor MultiFlex Fund ("MultiFlex"), INVESCO Advisor Income Fund ("Income"), INVESCO Advisor Cash Management Fund ("Cash Management"), INVESCO Advisor Real Estate Fund ("Real Estate") and INVESCO Advisor International Value Fund ("International Value"). Real Estate and International Value commenced operations on May 1, 1995. The Relative Return Bond Fund merged into the Income Fund on December 15, 1995. See NOTE 8.
  A 25 for 1 split of Equity, Flex and Income capital shares was effected on January 2, 1992, which resulted in a corresponding reduction in the net asset value per share. All per share information presented in the financial state-ments and financial highlights for Equity, Flex and Income has been restated to reflect the stock split.
  The following significant accounting policies are in conformity with gener-ally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of financial state-ments. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and as-sumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Securities held by Cash Management are valued using the amortized cost method of valuation, which approximates market value. If such valuation does not reflect a security's fair value, it is valued at fair value as determined in good faith by the Fund's board of directors.
    For Equity, Flex, MultiFlex, Income, Real Estate and the International Value, securities traded on national securities exchanges are valued at the last sale price on the exchange where such securities are primarily traded. Securities traded in the over-the-counter market and listed securities for which no sale was reported on the valuation date are valued at bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors. If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Fund's board of directors. Securities which are considered short-term investments when purchased are stated at amortized cost (which approximates market value) if maturity of the investment is 60 days or less, or at market value if maturity is greater than 60 days.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on trade date and dividend income is recorded on ex-dividend date. Interest income is recorded on the accrual basis. Discounts on debt securities purchased are accreted over the life of the respective security as adjustments to interest income. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold.

C. FEDERAL INCOME TAXES -- Each investment portfolio intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, distributes net investment income and net realized capital gains, if any, to relieve it from federal income taxes. At December 31, 1995, International Value had net capital loss carryforwards aggregating $860. These carryforwards expire in 2003. At December 31, 1995, Real Estate had net capital loss carryforwards of $2,531. These carryforwards expire in 2003. At December 31, 1995, Income had net capital loss carryforwards aggregating $1,823,727 of which $29,229 was received from the merger with Relative Return Fund (see Note 8). These carryforwards expire as follows: $585,250 in 1998, $186,468 in 1999, $29,229 in 2001 and $1,022,780 in 2002. At December 31, 1995, Cash
   Management had net capital loss carryforwards aggregating 22

INVESCO Advisor Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
   $1,091. These carryforwards expire as follows: $107 in 1997, $312 in 1999, $252 in 2000, $17 in 2001, $192 in 2002 and $211 in 2003. To the extent future capital gains are offset by capital loss carryforwards, such gains will generally not be distributed to shareholders.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- For Equity, Flex, MultiFlex, Income, Real Estate and International Value dividends and distributions are recorded by these investment portfolios on the ex-dividend date. All of Cash Management's net investment income is distributed to shareholders by dividends declared daily and paid monthly.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Services, Inc. ("ISI"), serves as each investment portfolio's investment adviser. As compensation for its services to each investment portfolio, ISI receives an investment advisory fee which is accrued daily and paid monthly. These fees are based on the annual rate of 0.75% of the respective average daily net assets of Equity, Flex and Income (this was changed on October 1, 1995 to 0.40% for Income), 0.90% of the respective average net assets of Real Estate, 0.50% of the respective average daily net assets of Cash Management and 1.00% of the average daily net assets of MultiFlex and International Value. ISI has entered into a sub-advisory agreement with INVESCO Capital Management, Inc. ("ICM"), with respect to Equity, Flex, Income, Cash Management and International Value whereby investment decisions for these investment portfolios are made by ICM. Fees for these sub-advisory services are paid by ISI to ICM at an annual rate of 0.20% of the average daily net assets of Equity and Flex and 0.10% of the average daily net assets of Income and Cash Management and for the International Value, 0.35% of average net assets on the first $50 million of assets, 0.30% of average net assets on the next $50 million of assets, and 0.25% of average net assets on assets in excess of $100 million. ISI has also entered into a sub-advisory agreement with INVESCO Management & Research, Inc. ("IMR"), with respect to MultiFlex, whereby investment decisions for this investment portfolio are made by IMR. Fees for these sub-advisory services are paid by ISI to IMR at annual rates based on daily average net assets: for MultiFlex Fund, 0.35% on the first $500 million of assets and 0.25% of assets in excess of $500 million. In addition, ISI has entered into a sub-advisory agreement with INVESCO Realty Advisors, Inc. ("IRA"), with respect to Real Estate, whereby investment decisions for this investment portfolio are made by IRA. Fees for this sub-advisory service are paid by ISI to IRA based on annual rates equal to 0.35% of average net assets of Real Estate on the first $100 million of assets and 0.25% of average net assets on assets in excess of $100 million.
  ISI is the principal underwriter for the Fund. All of the portfolios (except Cash Management) have entered into distribution plans (the "Plans") with ISI in accordance with Rule 12b-1 of the Act. Under the Plans, ISI receives annual fees of 1.00% of average daily net assets for Equity, Flex, MultiFlex, Income ( this was changed on October 1, 1995 to 0.60% for Income), Real Estate and International. ISI advised the Fund that for the year ended December 31, 1995, it received approximately $3,391, $15,716, $2,167, $901, $2,454, $79 and $7 in
contingent deferred sales charges ("CDSC") from certain shareholder redemp-tions of Equity, Flex, Income, Cash Management, MultiFlex, International Value and Real Estate Funds, respectively. Certain officers or directors of the Fund are officers or directors of ISI.
  Each investment portfolio has also entered into an operating services agree-ment with ISI. Under the respective operating services agreements, each in-vestment portfolio pays ISI an annual fee of 0.50% of daily average net assets for providing or arranging to provide accounting, legal (except litigation), dividend disbursing, transfer agent, registrar, custodial, shareholder report-ing, sub-accounting and recordkeeping services and functions. These agreements provide that ISI will pay all fees and expenses associated with these and other functions, including, but not limited to, registration fees, shareholder meeting fees, and proxy statement and shareholder report expenses. The com-bined effect of the advisory agreements, distribution plans and operating services agreements of each investment portfolio is to place a cap or ceiling on the total expenses of each investment portfolio, other than brokerage com-missions, interest, taxes, litigation, directors' fees and expenses, and other extraordinary expenses.

INVESCO Advisor Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
  If in any calendar year, the average daily net assets of Equity or Flex are less than $500 million, expenses shall not exceed 2.25%; on the next $500 mil-lion of average daily net assets, expenses shall not exceed 2.15%; on the next $1 billion of daily average net assets, expenses shall not exceed 2.10%; and on all average daily net assets over $2 billion, expenses shall not exceed 2.05%. If in any calendar year, the average daily net assets of MultiFlex or International Value are less than $100 million, expenses shall not exceed 2.50%; on the next $400 million of average daily net assets, expenses shall not exceed 2.40%; on the next $500 million of average daily net assets, ex-penses shall not exceed 2.35%; on the next $1 billion of average daily net as-sets, expenses shall not exceed 2.30%; and on all daily average net assets over $2 billion, expenses shall not exceed 2.25%. If in any calendar year, the average daily net assets of Income are less than $250 million, expenses shall not exceed 2.25%; on the next $250 million of average daily net assets, ex-penses shall not exceed 2.15%; on the next $250 million of average daily net assets, expenses shall not exceed 2.10%; and on all daily average net assets over $750 million, expenses shall not exceed 2.05%. In any calendar year the expenses of Cash Management may not exceed 1.00% of average daily net assets. If in any calendar year, the average net assets of the Real Estate are less than $100 million, expenses shall not exceed 2.40%; on the next $400 million of net assets, expenses shall not exceed 2.35%; on the next $500 million of net assets, expenses shall not exceed 2.30%; and on all assets over $1 bil-lion, expenses shall not exceed 2.25%.
  At December 31, 1995, 29.39% of the outstanding capital shares of Cash Man-agement were owned by affiliated parties.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended December 31, 1995, the aggregate cost of purchases and proceeds from sales of U.S. Government Securities were:

                                                          PURCHASES     SALES
                                                         -----------------------
Flex.................................................... $ 7,666,406 $ 8,459,922
MultiFlex...............................................  22,578,828  16,485,460
Income..................................................   6,716,938   5,329,641

  The aggregate cost of purchases and proceeds from sales of all other securi-ties (excluding all short-term securities) were:

                                                          PURCHASES     SALES
                                                         -----------------------
Flex.................................................... $79,161,286 $ 5,242,741
Equity..................................................  27,754,428  15,681,642
MultiFlex...............................................  75,325,389  51,189,746
International Value.....................................   8,434,232      68,451
Real Estate.............................................   4,987,519     158,419
Income..................................................   1,002,105   1,046,630

NOTE 4 -- UNREALIZED APPRECIATION AND DEPRECIATION. At December 31, 1995, the gross unrealized appreciation and depreciation of securities for federal income tax purposes was as follows:

                                             GROSS        GROSS          NET
                                           UNREALIZED   UNREALIZED    UNREALIZED
                                          APPRECIATION DEPRECIATION  APPRECIATION
                                          ---------------------------------------
Flex..................................... $88,070,372  $(6,394,347)  $81,676,025
Equity...................................  30,675,339   (1,404,559)   29,270,780
MultiFlex................................  25,434,536   (2,368,601)   23,065,935
International Value......................     569,822      (51,274)      518,548
Real Estate..............................     279,176      (58,212)      220,964
Income...................................   2,781,320      (84,722)    2,696,598

INVESCO Advisor Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 -- CAPITAL SHARES. The authorized capital stock of the Fund consists of 10,070,000,000 shares of common stock having a par value of $0.001 per share. Of such shares, 10 million have been allocated to each of the Equity, MultiFlex, Income, Real Estate and International Value, 20 million to Flex and 10 billion to Cash Management.

NOTE 6 -- FOREIGN SECURITIES. Certain Funds invest in American Depositary Receipts of foreign companies. Underlying the American Depositary Receipts are investments in foreign securities. Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to re-evaluation of currencies, adverse political, social and economic developments and less reliable information about issuers. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of U. S. companies and markets.

NOTE 7 -- TRANSACTIONS WITH AFFILIATES. The Fund has adopted an unfunded noncontributory defined benefit pension plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 25% of the retainer fee at the time of retirement.
  Pension expenses for Flex, Equity, MultiFlex and Income Funds for the year ended December 31, 1995 of $87,602, $27,371, $35,299 and $10,367 respectively, are included in Directors' Fees and Expenses in the Statement of Operations. Unfunded accrued pension costs for Flex, Equity, MultiFlex and Income Funds of $7,929, $2,453, $3,611 and $786 respectively, and pension liability of $15,125, $4,679, $6,889 and $1,500 respectively, are included in other assets and liabilities in the Statement of Assets and Liabilities. There were no pension expenses for International Value, Real Estate and Cash Management Funds.

NOTE 8 -- In accordance with the terms of an agreement approved by Relative Return Bond Fund shareholders on December 15, 1995, the Income Fund issued 64,390 of its capital shares in exchange for the net assets of Relative Return Fund of $3,327,189, including $147,389 of unrealized appreciation; combined net assets were $31,571,199 as of the merger date. Shareholders of Relative Return Bond Fund received .788 shares of Income Fund for each share of Relative Return Bond Fund. The transaction, which was a tax-free exchange, has been accounted for by combining the assets and liabilities of each Fund at their value on the date of the merger. The identified cost of investments were similarly combined.

INVESCO Advisor Funds, Inc.
FINANCIAL HIGHLIGHTS

  The table below sets forth financial data for a capital share outstanding throughout each year presented.

                                                FLEX FUND
                                         YEAR ENDED DECEMBER 31,
                               -------------------------------------------------
                                 1995      1994      1993      1992      1991
                               -------------------------------------------------
Net asset value, beginning of
 year........................  $  50.50  $  54.16  $  51.04  $  49.35  $  42.26
                               -------------------------------------------------
INVESTMENT OPERATIONS
Net investment income........      1.29      1.26      1.10      1.39      1.47
Net gain (loss) on securities
 (both realized and
 unrealized).................     12.38     (0.91)     4.22      2.37      8.90
                               -------------------------------------------------
Total from investment opera-
 tions.......................     13.67      0.35      5.32      3.76     10.37
                               -------------------------------------------------
DISTRIBUTIONS
Dividends (from net invest-
 ment income)................     (1.29)    (1.25)    (1.09)    (1.35)    (1.49)
Distributions (from capital
 gains)......................     (0.24)    (2.76)    (1.11)    (0.72)    (1.79)
                               -------------------------------------------------
Total distributions..........     (1.53)    (4.01)    (2.20)    (2.07)    (3.28)
                               -------------------------------------------------
Net asset value, end of year.  $  62.64  $  50.50  $  54.16  $  51.04  $  49.35
                               =================================================
TOTAL RETURN/1/..............     27.30%     0.64%    10.48%     7.72%    24.80%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in
 000's)......................  $399,162  $243,848  $274,349  $165,727  $104,204
Ratio of expenses to average
 net assets*.................      2.28%     2.25%     2.25%     2.17%     2.21%
Ratio of net investment in-
 come to average net assets*.      2.28%     2.32%     2.10%     2.81%     3.12%
Portfolio turnover rate......         5%       36%       27%       15%       24%

/1/ A contingent deferred sales charge may be imposed on redemptions of shares purchased prior to January 1, 1992 which would reduce the total returns shown above.

* INVESCO Capital Management, Inc. voluntarily absorbed certain expenses of the Fund aggregating $18,993 for 1993. If such expenses had not been absorbed, the ratio of expenses to average net assets would have been 2.26%, and the ratio of net investment income to average net assets would have been 2.09%.

INVESCO Advisor Funds, Inc.
FINANCIAL HIGHLIGHTS (CONTINUED)

  The table below sets forth financial data for a capital share outstanding throughout each year presented.

                                                    EQUITY FUND
                                              YEAR ENDED DECEMBER 31,
                                   ---------------------------------------------
                                     1995     1994     1993     1992     1991
                                   ---------------------------------------------
Net asset value, beginning of
 year............................  $  55.83  $ 59.61  $ 63.27  $ 63.38  $ 54.70
                                   ---------------------------------------------
INVESTMENT OPERATIONS
Net investment income............      0.41     0.36     0.41     0.60     0.66
Net gain on securities (both re-
 alized and unrealized)..........     16.44     1.26     5.40     2.44    17.63
                                   ---------------------------------------------
Total from investment operations.     16.85     1.62     5.81     3.04    18.29
                                   ---------------------------------------------
DISTRIBUTIONS
Dividends (from net investment
 income).........................     (0.41)   (0.36)   (0.41)   (0.57)   (0.69)
Distributions (from capital
 gains)..........................     (1.86)   (5.04)   (9.06)   (2.58)   (8.92)
                                   ---------------------------------------------
Total distributions..............     (2.27)   (5.40)   (9.47)   (3.15)   (9.61)
                                   ---------------------------------------------
Net asset value, end of year.....  $  70.41  $ 55.83  $ 59.61  $ 63.27  $ 63.38
                                   =============================================
TOTAL RETURN/1/..................     30.28%    2.69%    9.16%    4.84%   33.59%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in
 000's)..........................  $113,573  $77,929  $86,659  $91,146  $81,732
Ratio of expenses to average net
 assets*.........................      2.28%    2.25%    2.25%    2.18%    2.22%
Ratio of net investment income to
 average net assets*.............      0.64%    0.61%    0.62%    0.90%    1.04%
Portfolio turnover rate..........        17%      21%      47%      41%      47%

/1/ A contingent deferred sales charge may be imposed on redemptions of shares purchased prior to January 1, 1992 which would reduce the total returns shown above.

* INVESCO Capital Management, Inc. voluntarily absorbed certain expenses of the Fund aggregating $3,227 for 1993. If such expenses had not been absorbed, the ratio of expenses to average net assets for 1993 would have been 2.25% and the ratio of net investment income to average net assets for 1993 would have been 0.62% .

See notes to financial statements.

INVESCO Advisor Funds, Inc.
FINANCIAL HIGHLIGHTS (CONTINUED)

  The table below sets forth financial data for a capital share outstanding throughout each year presented.

                                             MULTIFLEX FUND
                                   YEAR ENDED         FOR THE PERIOD
                                  DECEMBER 31,        NOV. 17, 1993/1/
                                  1995      1994      TO DEC. 31, 1993
                                ---------------------------------------
Net asset value, beginning of
 year.......................... $  39.13  $  40.16        $ 40.00
                                ---------------------------------------
INVESTMENT OPERATIONS
Net investment income..........     0.64      0.62           0.02
Net gain (loss) on securities
 (both realized and
 unrealized)...................     7.75     (1.03)          0.16
                                ---------------------------------------
Total from investment opera-
 tions.........................     8.39     (0.41)          0.18
                                ---------------------------------------
DISTRIBUTIONS
Dividends (from net investment
 income).......................    (0.64)    (0.62)         (0.02)
Distributions (from capital
 gains)........................    (0.17)     0.00           0.00
                                ---------------------------------------
Total distributions............    (0.81)    (0.62)         (0.02)
                                ---------------------------------------
Net asset value, end of year... $  46.71  $  39.13        $ 40.16
                                =======================================
TOTAL RETURN...................    21.58%   (1.02%)          0.46%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in
 000's)........................ $174,592  $120,220        $12,241
Ratio of expenses to average
 net assets....................     2.50%     2.49%          2.50%*
Ratio of net investment income
 to average net assets.........     1.53%     2.01%          1.09%*
Portfolio turnover rate........       50%       81%          0.53%

/1/ Commencement of operations

* Annualized

See notes to financial statements.

INVESCO Advisor Funds, Inc.
FINANCIAL HIGHLIGHTS (CONTINUED)

  The table below sets forth financial data for a capital share outstanding throughout each year presented.

                                                     INTERNATIONAL VALUE AND REAL
                                                             ESTATE FUNDS
                                                 INTERNATIONAL         REAL ESTATE
                                                   VALUE FUND              FUND
                                               -------------------------------------
                                                FOR THE PERIOD        FOR THE PERIOD
                                               MAY 1, 1995/1/ TO      MAY 1, 1995 TO
                                                 DEC. 31, 1995        DEC. 31, 1995
                                               -------------------------------------
Net asset value, beginning of year............      $40.00                $40.00
                                               -------------------------------------
INVESTMENT OPERATIONS
Net investment income.........................        0.00                  0.64
Net gain on securities (both realized and
 unrealized)..................................        4.51                  3.00
                                               -------------------------------------
Total from investment operations..............        4.51                  3.64
                                               -------------------------------------
DISTRIBUTIONS
Dividends (from net investment income)........        0.00                 (0.62)
                                               -------------------------------------
Total distributions...........................        0.00                 (0.62)
                                               -------------------------------------
Net asset value, end of year..................       44.51                 43.02
                                               =====================================
TOTAL RETURN..................................       11.28%                 9.12%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)............      $9,467                $5,565
Ratio of expenses to average net assts........        2.50%*                2.40%*
Ratio of net investment income to average net
 assets.......................................        0.03%*                4.68%*
Portfolio turnover rate.......................           2%                    7%

/1/Commencement of operations

*Annualized

See notes to financial statements.

INVESCO Advisor Funds, Inc.
FINANCIAL HIGHLIGHTS (CONTINUED)

  The table below sets forth financial data for a capital share outstanding throughout each year presented.

                                                 INCOME FUND
                                           YEAR ENDED DECEMBER 31,
                                   ---------------------------------------------
                                    1995     1994      1993     1992     1991
                                   ---------------------------------------------
Net asset value, beginning of
 year............................  $ 45.33  $ 48.60   $ 47.41  $ 47.77  $ 45.42
                                   ---------------------------------------------
INVESTMENT OPERATIONS
Net investment income............     2.44     2.40      2.28     2.57     3.03
Net gain (loss) on securities
 (both realized and unrealized)..     6.91    (3.27)     1.20    (0.37)    2.43
                                   ---------------------------------------------
Total from investment operations.     9.35    (0.87)     3.48     2.20     5.46
                                   ---------------------------------------------
DISTRIBUTIONS
Dividends (from net investment
 income).........................    (2.46)   (2.40)    (2.29)   (2.56)   (3.11)
                                   ---------------------------------------------
Total distributions..............    (2.46)   (2.40)    (2.29)   (2.56)   (3.11)
                                   ---------------------------------------------
Net asset value, end of year.....  $ 52.22  $ 45.33   $ 48.60  $ 47.41  $ 47.77
                                   =============================================
TOTAL RETURN/1/..................    21.12%   (1.80)%    7.39%    4.74%   12.46%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in
 000's)..........................  $31,986  $25,467   $42,872  $47,096  $39,104
Ratio of expenses to average net
 assets*.........................     2.19%    2.25%     2.25%    2.25%    2.29%
Ratio of net investment income to
 average net assets*.............     4.94%    5.09%     4.56%    5.48%    6.48%
Portfolio turnover rate..........       24%      59%       92%      16%      37%

/1/ A contingent deferred sales charge may be imposed on redemptions of shares purchased prior to January 1, 1992 which would reduce the total returns shown above.

* INVESCO Capital Management, Inc. voluntarily absorbed certain expenses of the Fund aggregating $17,720 and $17,632 for 1995 and 1993, respectively. If such expenses had not been absorbed, the ratio of expenses to average net assets would have been 2.25% and 2.29% for 1995 and 1993, respectively, and the ratio of net investment income to average net assets would have been 4.88% and 4.52% for 1995 and 1993, respectively.

See notes to financial statements.

INVESCO Advisor Funds, Inc.
FINANCIAL HIGHLIGHTS (CONTINUED)

  The table below sets forth financial data for a capital share outstanding throughout each year presented.

                                             CASH MANAGEMENT FUND
                                            YEAR ENDED DECEMBER 31,
                                    --------------------------------------------
                                     1995     1994     1993     1992     1991
                                    --------------------------------------------
Net asset value, beginning of
 year.............................  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                                    --------------------------------------------
INVESTMENT OPERATIONS
Net investment income.............     0.05     0.03     0.02     0.03     0.05
                                    --------------------------------------------
DISTRIBUTIONS
Dividends (from net investment in-
 come)............................    (0.05)   (0.03)   (0.02)   (0.03)   (0.05)
                                    --------------------------------------------
Net asset value, end of year......  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                                    ============================================
TOTAL RETURN/1/...................     5.04%    3.30%    2.20%    3.00%    5.08%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in
 000's)...........................  $20,439  $15,212  $13,827  $20,431  $17,730
Ratio of expenses to average net
 assets*..........................     1.00%    1.00%    0.95%    0.73%    1.00%
Ratio of net investment income to
 average net assets*..............     4.91%    3.23%    2.17%    2.94%    5.04%

/1/ A contingent deferred sales charge may be imposed on redemptions of shares purchased prior to January 1, 1992 which would reduce the total returns shown above.

* INVESCO Capital Management, Inc. voluntarily absorbed certain expenses of the Fund aggregating $15,099 and $38,925 for 1993 and 1992, respectively. If such expenses had not been absorbed the ratio of expenses to average net assets would have been 1.03% and 0.92% for 1993 and 1992, respectively, and the ratio of net investment income to average net assets would have been 2.09% and 2.75% for 1993 and 1992, respectively.

See notes to financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INVESCO Advisor Funds, Inc.
(formerly known as The EBI Funds, Inc.)

In our opinion, the accompanying statement of assets and liabilities, includ-ing the schedules of investment securities, and the related statements of op-erations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Advisor Flex Fund, INVESCO Advisor Equity Fund, INVESCO Advisor MultiFlex Fund, INVESCO Advisor International Value Fund, INVESCO Advisor Real Estate Fund, INVESCO Advisor Income Fund, and INVESCO Advisor Cash Management Fund (consti-tuting The INVESCO Advisor Funds, Inc., hereafter referred to as the "Fund") at December 31, 1995, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the respec-tive periods presented, in conformity with generally accepted accounting prin-ciples. These financial statements and financial highlights (hereafter re-ferred to as "financial statements") are the responsibility of the Fund's man-agement; our responsibility is to express an opinion of these financial state-ments based on our audits. We conducted our audits of these financial state-ments in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and dis-closures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall fi-nancial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Denver, Colorado
January 19, 1996

                             INVESCO SERVICES, INC.
                               Investment Advisor
                                    Manager
                                  Distributor

                        INVESCO CAPITAL MANAGEMENT, INC.
                                  Sub-Advisor:
                          INVESCO Advisor Equity Fund
                          INVESCO Advisor Income Fund
                           INVESCO Advisor Flex Fund
                    INVESCO Advisor International Value Fund
                      INVESCO Advisor Cash Management Fund

                      INVESCO MANAGEMENT & RESEARCH, INC.
                                  Sub-Advisor:
                         INVESCO Advisor Multiflex Fund

                         INVESCO REALTY ADVISORS, INC.
                                  Sub-Advisor:
                        INVESCO Advisor Real Estate Fund

                            FUND/PLAN SERVICES, INC.
                        Transfer Agent and Administrator

                   UNITED MISSOURI BANK OF KANSAS CITY, N.A.
                                   Custodian

                                PRICE WATERHOUSE
                            Independent Accountants

                                 [INVESCO LOGO]

                             Invesco Services, Inc.
                          1355 Peachtree Street, N.E.
                             Atlanta, Georgia 30309
                                 (404) 892-0666
                                 (800) 972-9030

                      This information must be preceded or
                      accompanied by a current prospectus

                                 ANNUAL REPORT

                      -------------------------------------

                               December 31, 1995


                          [INVESCO ADVISOR FUNDS LOGO]